UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

AVITA THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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To the Security Holders of

AVITA THERAPEUTICS, INC.

Re: 2020 Annual Meeting of Stockholders

Dear Security Holders:

You are cordially invited to attend AVITA Therapeutics, Inc.’s (the “Company”) 2020 Annual Meeting of Stockholders being held on Thursday, October 29, 2020 at 1:00 p.m. Pacific Time (being Friday, October 30, 2020 at 7:00 a.m. Australian Eastern Daylight Time). We are very pleased that this year’s Annual Meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Annual Meeting online by visiting http://www.meetingcenter.io/266106465. Holders of Common Stock will be able to vote their shares electronically at the Annual Meeting and submit questions. CHESS Depositary Interest holders will not be able to vote electronically at the Annual Meeting, or submit questions, but will be able to attend as guests.

The formal notice of the meeting follows on the next page. Details regarding how to attend the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

All stockholders and holders of the Company’s CHESS Depositary Interests (“CDIs”) are invited to virtually attend the Annual Meeting and the Company hopes you will be able to virtually attend the meeting. Whether or not you expect to virtually attend the Annual Meeting, you are urged to vote or submit your proxy card or CDI Voting Instruction Form as soon as possible after you have finished reading the Notice of Meeting and Proxy Statement so that your shares of common stock (“Common Stock”) (or shares of Common Stock underlying your CDIs) can be voted at the Annual Meeting in accordance with your instructions. You may vote your shares of Common Stock (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares of Common Stock in the form of CDIs) by following the instructions on the enclosed proxy card or CDI Voting Instruction Form (as applicable). If you hold your shares of Common Stock through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them as to how to vote your shares.

Some of our directors and officers will be available before and after the meeting to speak with you. At the meeting, our directors, officers and auditor will be available to answer your questions about our business affairs and the matters explained in the Notice of Meeting and Proxy Statement that follow.

Please vote, sign and return the enclosed proxy card or CDI Voting Instruction Form (as applicable) as soon as possible, whether or not you plan to attend the Annual Meeting. Your vote is important.

Sincerely yours,

/s/ Lou Panaccio
Lou Panaccio
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 29, 2020 (PACIFIC TIME) (BEING

OCTOBER 30, 2020 (AUSTRALIAN EASTERN DAYLIGHT TIME (“AEDT”)))

To the Stockholders of

AVITA THERAPEUTICS, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AVITA Therapeutics, Inc. (the “Company”), a Delaware corporation, will be held on Thursday, October 29, 2020 at 1:00 p.m. Pacific Time (being Friday, October 30, 2020 at 7:00 a.m. AEDT), via webcast at http://www.meetingcenter.io/266106465, for the following purposes:

1.	To elect five directors to serve for a one-year term or until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2021;

3.

To approve: (a) the adoption of the AVITA Therapeutics, Inc. 2020 Omnibus Incentive Plan (the “Plan”), the terms of which are summarized in this Proxy Statement; and (b) for the purposes of ASX Listing Rule 7.2 Exception 13(b) and for all other purposes, the issue of equity securities in the Company under and subject to the terms of the Plan for three years commencing on the date that the Plan is approved by the Company’s stockholders;

4.

To approve, for the purposes of ASX Listing Rule 10.17 and the Company’s Amended and Restated Bylaws and for all other purposes, that the maximum aggregate annual cash fee pool from which non-executive directors of the Company may be paid for their service as a member of the board of directors of the Company be increased from A$450,000 per annum to US$600,000 per annum;

5.

To approve, subject to the passing of Proposal No. 3, the issue of shares of common stock or CHESS Depositary Interests in the Company to Mr. Louis Panaccio (or his nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$24,999) under the Company’s 2020 Omnibus Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company, on the terms and conditions as set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

6.

To approve, subject to the passing of Proposal No. 3, the issue of shares of common stock or CHESS Depositary Interests in the Company to Professor Suzanne Crowe (or her nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$24,999) under the Company’s 2020 Omnibus Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to her by the Company, on the terms and conditions as set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

7.

To approve, subject to the passing of Proposal No. 3, the issue of shares of common stock or CHESS Depositary Interests in the Company to Mr. Louis Drapeau (or his nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$24,999) under the Company’s 2020 Omnibus Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company, on the terms and conditions as set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

8.

To approve, subject to the passing of Proposal No. 3, the issue of shares of common stock or CHESS Depositary Interests in the Company to Mr. Jeremy Curnock Cook (or his nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$24,999) under the Company’s 2020 Omnibus Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company, on the terms and conditions as set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

9.	Advisory vote to approve the compensation of our named executive officers;

10.	Advisory vote to approve the frequency of future advisory votes to approve of executive compensation; and

11.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed 5 p.m. on September 10, 2020 (Pacific Time) (being 10 a.m. on September 11, 2020 (AEDT)) as the record date for the meeting and only record holders of shares of the Company’s Common Stock at that time will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy and CDI Voting Instruction Form will be mailed on or about September 30, 2020.

By Order of the Board of Directors,

/s/ Donna Shiroma
Donna Shiroma General Counsel and Secretary

Valencia, CA September 25, 2020

IMPORTANT

THE 2020 ANNUAL MEETING WILL BE HELD VIRTUALLY AND NO ONE WILL PHYSICALLY ATTEND THE MEETING. IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY CARD OR CDI VOTING INSTRUCTION FORM (AS APPLICABLE) AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES (IN RELATION TO THE PROXY CARD) AND WHICH REQUIRES NO POSTAGE IF MAILED IN AUSTRALIA (IN RELATION TO THE CDI VOTING INSTRUCTION FORM)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING HELD ON OCTOBER 29, 2020: The Notice of Annual Meeting of Stockholders, Proxy Statement and the Annual Report to Stockholders are available on the following website: www.avitamedical.com/2020proxy

AVITA THERAPEUTICS, INC.

28159 Avenue Stanford, Suite 220

Valencia, CA 91355

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be held on Thursday, October 29, 2020 (Pacific Time)

(being October 30, 2020 (Australian Eastern Daylight Time (“AEDT”)))

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the board of directors (the “Board of Directors”) of AVITA Therapeutics, Inc., a Delaware corporation (“AVITA” or the “Company”), for use at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held at 1:00 p.m. Pacific Time on Thursday, October 29, 2020 (being Friday, October 30, 2020 at 7:00 a.m. AEDT) via webcast at http://www.meetingcenter.io/266106465. This Proxy Statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers and regular employees, without additional compensation. We will bear the cost of solicitation of proxies. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements.

The Board of Directors has set 5 p.m. on September 10, 2020 Pacific Time (being 10 a.m. on September 11, 2020 AEDT) as the record date (the “Record Date”) to determine those holders of record of Common Stock, par value US$0.0001 who are entitled to notice of, and to vote at, the Annual Meeting and those holders of CHESS Depositary Interests (“CDIs”) (representing the underlying shares of Common Stock) who are entitled to notice of, and to attend, the Annual Meeting. Each share of Common Stock (including the underlying shares of Common Stock represented by CDIs, with five CDIs representing one share of Common Stock) entitles its owner to one vote. On the Record Date, there were 21,551,827 shares outstanding (including the underlying shares of Common Stock represented by CDIs). On or about September 30, 2020, this Proxy Statement, the proxy card (the “Proxy Card” or “Proxy”) and the CDI Voting Instruction Form (as applicable) are being mailed to stockholders and CDI holders of record as of the Record Date.

IMPORTANT: To ensure that your shares of Common Stock are represented at the Annual Meeting, please vote your shares of Common Stock (or, for CDI holders, direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote your CDIs) via marking, signing, dating and returning the enclosed Proxy Card or CDI Voting Instruction Form (as applicable) to the address specified. If you attend the Annual Meeting virtually, you may choose to vote via the online platform at http://www.meetingcenter.io/266106465 if you qualify to do so, even if you have previously voted your shares of Common Stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form and may not vote virtually at the Annual Meeting.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

•	The election of five directors, each to serve until the next annual meeting;

•	The ratification of the appointment of Grant Thornton LLP, as our independent public accountants for the 2020—2021 fiscal year;

•

To approve: (a) the adoption of the AVITA Therapeutics, Inc. 2020 Omnibus Incentive Plan (the “Plan”), the terms of which are summarized in this Proxy Statement; and (b) for the purposes of ASX Listing Rule 7.2 Exception 13(b) and for all other purposes, the issue of equity securities in the Company under and subject to the terms of the Plan for three years commencing on the date that the Plan is approved by the Company’s stockholders;

•

To approve, for the purposes of ASX Listing Rule 10.17, the Company’s Amended and Restated Bylaws and for all other purposes, that the maximum aggregate annual cash fee pool from which non-executive directors of the Company may be paid for their service as a member of the board of directors of the Company be increased from A$450,000 per annum to US$600,000 per annum;

•

To approve, subject to the passing of Proposal No. 3, the issue of shares of common stock or CHESS Depositary Interests in the Company to Mr. Louis Panaccio (or his nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$24,999) under the Company’s 2020 Omnibus Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company, on the terms and conditions as set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

•

To approve, subject to the passing of Proposal No. 3, the issue of shares of common stock or CHESS Depositary Interests in the Company to Professor Suzanne Crowe (or her nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$24,999) under the Company’s 2020 Omnibus Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to her by the Company, on the terms and conditions as set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

•

To approve, subject to the passing of Proposal No. 3, the issue of shares of common stock or CHESS Depositary Interests in the Company to Mr. Louis Drapeau (or his nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$24,999) under the Company’s 2020 Omnibus Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company, on the terms and conditions as set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

•

To approve, subject to the passing of Proposal No. 3, the issue of shares of common stock or CHESS Depositary Interests in the Company to Mr. Jeremy Curnock Cook (or his nominee) up to a value of US$8,333 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to a value of US$24,999) under the Company’s 2020 Omnibus Incentive Plan, in lieu of the equivalent amount of directors fees otherwise payable to him by the Company, on the terms and conditions as set out in this Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14;

•	Advisory vote to approve the compensation of our named executive officers; and

•	Advisory vote to approve the frequency of future advisory votes to approve of executive compensation.

Who is entitled to vote at the meeting?

You may vote if you owned Common Stock on the Record Date. Each share of Common Stock is entitled to one vote. Each CDI holder is entitled to direct CDN to vote one vote for every five CDIs held by such holder.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through CDN and traded on the Australian Securities Exchange (the “ASX”). If you own the Company’s CDIs, then you are the beneficial owner of one share of Common Stock for every five CDIs that you own. CDN or its custodian is considered the shareholder of record for the purposes of voting at our Annual Meeting. As the beneficial owner, you have the right to direct CDN or its custodian on how to vote the shares in your account. As a beneficial owner, you are invited to attend the Annual Meeting. However, because you are not a shareholder of record, if you personally want to vote the shares of Common Stock underlying your CDIs at the Annual Meeting, you must request and obtain a valid proxy from CDN or its custodian giving you that right.

Under the rules governing CDIs, CDN is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct CDN how to vote. We encourage you to communicate your voting decisions to CDN in advance of the Annual Meeting to ensure your vote will be counted by completing the enclosed CDI Voting Instruction Form and returning it to the address specified on that form.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a Proxy or CDI Voting Instruction Form by mail. To conduct our meeting, a majority of the combined voting power of our Common Stock as of September 10, 2020 must be present at the meeting. This is referred to as a quorum. We believe that on September 10, 2020, there were 21,551,827 outstanding shares of Common Stock entitled to vote.

How do I vote if I hold shares of Common Stock?

You can vote in two ways:

•

by attending the meeting by visiting the website http://www.meetingcenter.io/266106465 and using the 16-digit Control Number provided in the Notice to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares; or

•	by completing, signing and returning the enclosed Proxy Card.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every five CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of, and to virtually attend, the Annual Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of Common Stock at the Annual Meeting by returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders, so that it is received by Computershare no later than 4:00 pm (Australian Western Standard Time) on Monday, October 26, 2020 (being 7:00 pm (AEDT) on Monday, October 26, 2020) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Annual Meeting:

•

informing the Company that they wish to nominate themselves or another person (including the Chair of the Annual Meeting) to be appointed as CDN’s proxy for the purposes of virtually attending and voting at the Annual Meeting; or

•

converting their CDIs into a holding of shares of Common Stock and voting them using the online platform at http://www.meetingcenter.io/266106465 during the meeting (however, if thereafter the former CDI holder wishes to sell their investment on the ASX, it would be necessary to convert shares of Common Stock back into CDIs). This conversion into Common Stock must have been done prior to the Record Date for the Annual Meeting.

Holders of CDIs must comply with one of the instructions above if they wish to have their votes cast at the Annual Meeting.

Can I change my mind after I submit my Proxy?

Yes, if you hold shares of Common Stock you may change your mind at any time before a vote is taken at the meeting. You can do this by (1) signing another Proxy with a later date and submitting it in the same manner as the prior Proxy was submitted; (2) if you hold your shares in your name, voting again at the meeting; or (3) if you hold your shares in street name, arranging with your broker to vote your shares at the Annual Meeting.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Computershare Australia no later than 4:00 pm (Australian Western Standard Time) on Monday, October 26, 2020 (being 7:00 pm (AEDT) on Monday, October 26, 2020).

What if I return my Proxy Card or CDI Voting Instruction Form but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominated directors, FOR the approval of the appointment of our independent public accountants, FOR the approval of the Company’s 2020 Omnibus Incentive Plan, FOR the approval of the increase to the non-executive directors maximum aggregate annual cash fee pool and FOR the approval of the issue of Shares or CDIs to each non-executive director, but they will not be voted with respect to the advisory votes in relation to executive compensation and the frequency of such votes.

If you hold CDIs, they will not be voted if you do not provide a completed CDI Voting Instruction Form to Computershare Australia by the relevant cut-off date, being 4:00 pm (Australian Western Standard Time) on Monday, October 26, 2020 (being 7:00 pm (AEDT) on Monday, October 26, 2020). If a CDI holder does not include voting instructions in the CDI Voting Instruction Form as to how CDN is to vote, no vote will be cast on the proposal for that CDI holder.

If you hold CDIs and direct CDN to appoint a proxy to attend the Annual Meeting (such as yourself, the Chair or another person) and your CDI Voting Instruction form is validly signed, but does not include voting instructions, the nominated proxy may vote as the nominated proxy determines with respect to the proposals. If you instruct CDN to appoint the Chair as proxy, the Chair’s current intention is to vote FOR Proposal No.’s 1-8 but will not cast a vote in relation to Proposal No.’s 9-10. The Chair’s intention necessarily expresses the intention at the date of this Proxy Statement and therefore, in exceptional circumstances, the Chair’s intention may change subsequently.

What does it mean if I receive more than one Proxy Card or CDI Voting Instruction Form?

If you receive more than one printed set of proxy materials, it means that you hold Common Stock or CDIs registered in more than one account. To ensure that all of your Common Stock or CDIs are voted, please submit proxies or CDI Voting Instruction Forms for all of your shares of Common Stock or CDIs.

If possible, we recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent in the United States is Computershare Limited. Computershare Limited’s telephone number is 800-736-3001. Our transfer agent in Australia is Computershare Australia. Computershare Australia’s telephone number is +61 39415 4000 (overseas callers) or 1300 850 505 (for calls within Australia).

Will my shares or CDIs be voted if I do not provide my Proxy or CDI Voting Instruction Form?

If you hold your shares directly in your own name, they will not be voted if you do not provide a Proxy unless you personally vote at the meeting. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including approval of the appointment of independent public accountants. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the approval of the appointment of our independent public accountants.

If you hold CDIs, they will not be voted if you do not provide a completed CDI Voting Instruction Form to Computershare Australia by the relevant cut-off date, being 4:00 pm (Australian Western Standard Time) on Monday, October 26, 2020 (being 7:00 pm (AEDT) on Monday, October 26, 2020).

What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the approval of the election of directors, the affirmative vote of a majority of the votes cast is required for (i) the ratification of the appointment of our independent public accountants, (ii) the approval of our 2020 Omnibus Incentive Plan, (iii) the approval of the increase to the non-executive director maximum aggregate annual cash fee pool; and (iv) each approval to issue Common Stock or CDIs to the non-executive directors of the Company under our 2020 Omnibus Incentive Plan. The advisory vote to approve executive compensation will be approved, on a non-binding, advisory basis, on the affirmative vote of a majority of the votes cast at the Annual Meeting. The advisory vote on frequency of approval of executive compensation will be determined, on a non-binding, advisory basis, by the option (every one year, two years, or three years) that receives the most votes.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, the Company will disclose to ASX the voting results of the Annual Meeting immediately after the meeting and will also report the results on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission.

Do we currently have, or do we intend to submit for stockholder approval, any anti-takeover device?

Our Certificate of Incorporation, Bylaws and other corporate documents do not contain any provisions that contain material anti-takeover aspects. We have no plans or proposals to submit any other amendments to the Certificate of Incorporation or Bylaws, or other measures in the future that have anti-takeover effects.

Could emerging developments regarding the coronavirus — or COVID-19 — affect our ability to hold an in-person annual meeting?

We have been monitoring the COVID-19 situation closely and have determined that holding an in-person annual meeting could pose a risk to the health and safety of our stockholders, employees, and directors, or otherwise be counter to public health directives. Accordingly, the Company has decided to instead hold a virtual Annual Meeting.

To attend and participate in the virtual Annual Meeting, stockholders of record will need to access the live audio webcast of the meeting. To do so, please visit http://www.meetingcenter.io/266106465 and use the 16-digit Control Number provided in the Notice to log in to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. We would encourage security holders to log in to this website and access the webcast before the virtual Annual Meeting’s start time.

Proposal No. 1

ELECTION OF DIRECTORS

Our Board of Directors has one class of directors, with each director elected annually for a term of one year in accordance with our Bylaws. Unless specified to be voted otherwise, the persons named in the accompanying Proxy will vote for the election of the following persons as directors, all of whom are presently members of the Board of Directors, to hold office for the terms set forth below or until their respective successors have been elected and qualified. The nominees have consented to serve as directors if elected.

The Board of Directors recommends that you elect the nominees identified below.

Name	Age	Position with the Company and Principal Occupation	Director Since(1)	New Board Term Expires
Louis Panaccio	62	Chairman of the Board of Directors	2014	2021
Dr. Michael Perry	60	Director and Chief Executive Officer	2017	2021
Jeremy Curnock Cook	70	Director	2012	2021
Louis Drapeau	75	Director	2016	2021
Suzanne Crowe	68	Director	2016	2021

(1) Each of the above directors’ service on our board of directors, prior to June 30, 2020, was as a member of the board of AVITA Medical Limited, our predecessor company.

The following table sets forth certain information with respect to each director as of September 14, 2020:

Name	Age	Position with the Company and Principal Occupation	Held Office Since	Current Board Term Expires
Louis Panaccio	62	Chairman of the Board of Directors	2014	2020
Dr. Michael Perry	60	Director and Chief Executive Officer	2017	2020
Jeremy Curnock Cook	70	Director	2012	2020
Louis Drapeau	75	Director	2016	2020
Damien McDonald(1)	54	Director	2016	2020
Suzanne Crowe	68	Director	2016	2020

(1) On September 6, 2020, Mr. McDonald notified the board that for personal reasons he did not intend to stand for re-election at this year’s annual meeting of stockholders and will be resigning from the board immediately prior to such meeting.

Business Experience

Louis Panaccio has served as Non-Executive Chairman of the Board of Directors since July 2014. Mr. Panaccio is a successful healthcare businessman with extensive experience leading companies from concept to commercialization. Mr. Panaccio possesses more than 30 years of executive leadership experience in healthcare services and life sciences, including more than 20 years of board-level experience. Mr. Panaccio is currently a Non-Executive Director of ASX50 company and one of the world’s largest medical diagnostics companies, Sonic Healthcare Limited, where he has served since 2005. In addition, Mr. Panaccio is a Non-Executive Director of Unison Housing Limited, was Non-Executive Chairman of Genera Biosystems Limited until June 2019, and a Non-Executive Director of Rhythm Biosciences Limited, a publicly listed (ASX) development-stage medical diagnostics company.

Dr. Michael Perry was appointed Chief Executive Officer and Executive Director in June 2017. Prior to this appointment, Dr. Perry served as a Non-Executive Director commencing in February 2013. From 2016 to 2017, he served as Senior Vice President and Chief Scientific Officer of Global Business Development and Licensing

for Novartis AG. From 2014 to 2016, Dr. Perry served as Chief Scientific Officer of Novartis’ Cell and Gene Therapy Unit, and from 2012 to 2014 he served as Vice President and Global Head of Stem Cell Therapy for Novartis Pharmaceuticals Corp, a U.S. affiliate of Switzerland-based Novartis AG. Dr. Perry previously served as the Global Head of R&D at Baxter Healthcare, President and CEO of Cell & Gene Therapy at Novartis affiliates Systemix Inc. and Genetic Therapy, Inc., VP Regulatory Affairs at Sandoz Pharmaceuticals Corp., Director of Regulatory Affairs at Schering-Plough Corporation, and Chairman, CEO or CMO at several early stage biotech companies. He also previously served as a Venture Partner with Bay City Capital, LLC, a life science investment firm managing venture capital funds, based in San Francisco California. Dr. Perry serves as a Director of Arrowhead Pharmaceuticals, a public (NASDAQ) development stage company focused on medicines that treat intractable diseases by silencing genes. He is also a Director at BioScience Managers Pty Ltd.

Jeremy Curnock Cook has served as a Non-Executive Director of the Board since October 2012. Mr. Curnock Cook is currently the Managing Director of Bioscience Managers Pty Ltd, which formerly was a shareholder of the Company, responsible for the BM Asia Pacific Healthcare Fund, and serves as Chairman of International Bioscience Managers Ltd. He is the former head of the life science private equity team at Rothschild Asset Management and was responsible for the launch of the first dedicated biotechnology fund for the Australian market and the conception and launch of the International Biotechnology Trust. Mr. Curnock Cook serves as a Non-Executive Director of Adherium Ltd, a public (ASX) company with a digital health platform focused on improving medication adherence and patient outcomes. From November 2005, he also serves as a Director for AmpliPhi Biosciences Corporation, Inc. (which merged to Armata Pharmaceuticals, Inc. in May 2019), a public (NYSE) clinical-stage biotechnology company focused on the development of bacteriophage-based therapies for the treatment of antibiotic-resistant bacterial infections. He also serves as a Director for Sea Dragon Limited, a public (NZX) company processing fish oils into marine bioactive compounds. Mr. Curnock Cook previously served as a Non-Executive Director of Phylogica Limited, a public (ASX) company developing next generation intracellular biological therapeutics.

Louis Drapeau has served as a Non-Executive Director of our board since January 2016. Mr. Drapeau has considerable expertise in both the biotech sector and with the financial reporting and other requirements of U.S. public companies. From March 2011 until May 2019, Mr. Drapeau served as an Independent Director at AmpliPhi Biosciences Corporation, Inc., a public (NYSE) clinical-stage biotechnology company focused on the development of bacteriophage-based therapies for the treatment of antibiotic-resistant bacterial infections. Mr. Drapeau has held senior positions with Insite Vision Inc., Nektar Therapeutics and BioMarin Pharmaceutical, Inc., and served as an Audit Partner at Arthur Andersen LLP. Mr. Drapeau was previously an Independent Director at Bio-Rad Laboratories, a public (NYSE) company manufacturing products for the life science research and clinical diagnostics markets, and InterMune, Inc., a public (NASDAQ) commercial-stage biotech company. He has an MBA from Stanford University.

Professor Suzanne Crowe AM has served as a Non-Executive Director since January 2016. Australian-based, she is a physician-scientist and company director with extensive expertise in supporting companies with their medical and scientific strategies. Professor Crowe is a Principal Research Fellow of the Australian National Health and Medical Research Council. She is a Principal Specialist in Infectious Diseases at The Alfred Hospital, Melbourne and Adjunct Professor of Medicine and Infectious Diseases at Monash University, Melbourne, and has published more than 200 peer-reviewed papers. Professor Crowe is a member of the Australian Institute of Company Directors and is a Director of St Vincents Health Australia, the country’s largest not-for-profit health and aged care provider. Professor Crowe was appointed as a Member of the Order of Australia (AM) in 2011 to recognize her service to medical research in HIV/AIDS. She has medical and MD degrees from Monash University, an internal medicine specialist qualification in Infectious Diseases from the Royal Australasian College of Physicians, and a Diploma in Medical Laboratory Technology from the Royal Melbourne Institute of Technology.

Board Meetings

During the fiscal year ended June 30, 2020, the Board of Directors met a total of twelve times (July 29, 2019, September 10, 2019, October 30, 2019, November 4, 2019, February 13, 2020, March 9, 2020, April 8, 2020, April 16, 2020, April 19, 2020, May 4, 2020, May 29, 2020, and June 22, 2020) and had full attendance of each member of the Board of Directors (six Board of Directors members) at nine of those meetings, as well as attendance by at least four members of the Board of Directors at all twelve meetings.

Board Leadership Structure

The current Non-Executive Chairman of the Board of Directors is Louis Panaccio, who is an independent director under Nasdaq listing standards and for the purposes of the ASX Listing Rules and the ASX Corporate Governance Council’s 4th Edition Corporate Governance Principles and Recommendations. The roles of Chairman of the Board and Chief Executive Officer are separate. The Board of Directors believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer allows the Company’s Chief Executive Officer to focus primarily on the Company’s business strategy, operations and corporate vision. The Board of Directors consists of a majority of independent directors, and each of the committees of the Board of Directors is comprised solely of independent directors. The Company does not have a policy mandating an independent lead director. The independent directors meet at least annually in executive session without the presence of non-independent directors.

Risk Oversight

While management is responsible for assessing and managing risks to the Company on a day to day basis, the Company’s Board of Directors oversees management’s efforts to assess and manage risk. The Board (in conjunction particularly with the Audit Committee) monitors and receives advice on areas of operational and financial risk and considers strategies for appropriate risk management arrangements. Specific areas of risk which are regularly considered at Board meetings include foreign currency, performance of activities, human resources, acceptance by regulatory authorities of the Company’s products, markets, manufacturing, the environment, statutory compliance and continuous disclosure obligations. Additional areas of focus for the Board of Directors include, but are not limited to:

•	managing the Company’s long-term growth;

•	strategic and operational planning, including significant acquisitions and the evaluation of our capital structure; and

•	legal and regulatory compliance.

More broadly, risks are considered in virtually every business decision and as part of the Company’s overall business strategy. While the Board of Directors has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of the Board of Directors also have responsibility for risk oversight. As noted above, our Audit Committee assists the Board of Directors to meet its oversight responsibilities in respect of various areas of risk for the Company including risks associated with our financial statements and financial reporting, mergers and acquisitions, credit and liquidity, and business conduct compliance. Our Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation generally. Our Nominating Committee oversees risks associated with our overall governance practices and the leadership structure of the Board of Directors. Our Board of Directors stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board of Directors. Our Board of Directors’ role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board of Directors and committees providing oversight in connection with those efforts.

Vote Required

The approval of the election of directors requires the affirmative vote of a plurality of votes cast at the Annual Meeting, with abstentions not being counted in computing the required votes.

Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors, on the recommendation of the Audit Committee, has appointed Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

The Board of Directors recommends that you vote to ratify such appointment.

Representatives of Grant Thornton LLP are expected to be available at the virtually held Annual Meeting of stockholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Prior Auditor

Grant Thornton Audit Pty Ltd (“GT Australia”), an independent registered public accounting firm and a member firm of Grant Thornton International Ltd., had been the independent registered public accounting firm of AVITA Medical Limited, our predecessor company (“Avita Australia”), since 2011.

In connection with the completion on June 29, 2020 of the redomiciliation of the Avita group of companies (the “Avita Group”) from Australia to the State of Delaware whereby the Company became the successor issuer to Avita Australia and the ultimate parent company of the Avita Group (the “Redomiciliation”), and in consideration of the principal auditor rule, the Company’s board of directors (the “Board”) has concluded that a U.S.-based independent registered public accounting firm should be the Company’s independent auditor. Accordingly, the Board, with the recommendation of the Audit Committee, approved of the replacement of GT Australia with Grant Thornton LLP (“GT US”) as the Company’s independent public accounting firm for the fiscal year ending June 30, 2020 and dismissed GT Australia as the Company’s independent registered public accounting firm, with such appointment and dismissal each effective as of June 30, 2020. Avita Australia engaged GT US on April 9, 2020 in anticipation of the completion of the Redomiciliation, and the date of GT US’s appointment and engagement as the Company’s principal independent auditor was June 30, 2020, upon completion of the Redomiciliation.

Vote Required

Ratification of the appointment of Grant Thornton LLP requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of Common Stock entitled to vote on the proposal, with abstentions counting as votes against the proposal.

The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton. LLP.

Proposal No. 3

APPROVAL OF OUR 2020 OMNIBUS INCENTIVE PLAN

On September 15, 2020, upon recommendation by the Compensation Committee, our Board unanimously approved and adopted, subject to the approval of our stockholders at the Annual Meeting, the AVITA Therapeutics, Inc. 2020 Omnibus Incentive Plan (the “Plan”).

Background

Our Board recommends that the Company’s stockholders vote to approve the Plan. The Plan will allow the Company to grant equity-based compensation to advance the interests and long-term success of the Company and its stockholders by encouraging stock ownership among employees, consultants and non-employee directors. If the Plan is approved by our stockholders, it will be effective as of the day of the Annual Meeting. If the Plan is not approved by the Company’s stockholders, no awards will be made under the Plan including the proposed issue of equity to the Company’s non-executive directors referred to in Proposal No’s. 5 -8 (inclusive).

ASX Listing Rule 7.1 provides that a company must not, subject to specified exceptions, issue or agree to issue more equity securities during any 12 month period than that amount which represents 15% of the number of fully paid ordinary securities on issue at the commencement of that 12 month period without stockholder approval. ASX Listing Rule 7.2 sets out a number of exceptions to ASX Listing Rule 7.1. Exception 13 in ASX Listing Rule 7.2 provides an exception to ASX Listing Rule 7.1, being an issue of securities under an employee incentive scheme if, within three years before the date of issue, the stockholders of the Company approved the issue of equity securities under the scheme.

If stockholder approval of Proposal No. 3 is obtained, the Plan will be approved and for the next three years the issue of equity-based compensation under the Plan will not reduce the Company’s 15% placement capacity under ASX Listing Rule 7.1.

Why You Should Vote for this Proposal

The Company’s success depends in part on its ability to retain high quality employees, consultants and directors. Providing equity-based compensation is critical to this success. We would be disadvantaged if we could not use equity-based compensation to retain our employees, directors and consultants. Equity-based compensation is also critical because it links compensation with stockholder value creation.

As of September 10, 2020, no shares of our Common Stock (“Shares”) remained available for issuance under existing equity awards. If the Plan is not approved, the Company will have no equity plan available for use in attracting and keeping employees and directors. As a result, the Company may have to significantly increase cash-based compensation, which may not necessarily link compensation with stockholder value creation and may also use cash that could be better utilized if reinvested in the Company’s business.

The following includes aggregated information regarding overhang and dilution as of September 10, 2020:

•	There were 21,551,827 Shares outstanding (including those Shares represented by CDIs);

•	Total number of Shares subject to outstanding awards (1,259,662 Shares) represents an overhang percentage of 5.84%;

•	Total number of Shares subject to long term incentive awards (349,632 Shares) represents an overhang percentage of 1.62%;

•	Proposed additional Shares available for awards under the Plan (1,750,000 Shares) represents an overhang percentage of 8.12%; and

•

Total number of Shares subject to outstanding awards (1,609,294 Shares) plus the proposed additional Shares available for awards under the Plan (1,750,000 Shares) represents an overhang percentage of 15.59%.

Based on the closing price of our Shares as reported by the NASDAQ Stock Market LLC on September 11, 2020 of US$26.21 per Share, the aggregate market value as of September 11, 2020 of the 1,750,000 Shares requested under the Plan was US$45,867,500.

In determining the number of proposed Shares to be made available under the Plan, we evaluated a number of factors, including our historical and recent share usage and also criteria expected to be utilized by institutional proxy advisory firms in evaluating our proposal.

We anticipate that the Shares requested in connection with the approval of the Plan will last for about six years. If approval of Proposal No. 3 is obtained, the approval in relation to ASX Listing Rule 7.2, Exception 13 has a three year life span. Accordingly, it is the intention of the Company to seek to refresh the approval for the purposes of ASX Listing Rule 7.2, Exception 13, in three years’ time so that the issue of securities under the Plan will not reduce the Company’s 15% placement capacity for a further three years.

For the purposes of ASX Listing Rule 7.2, Exception 13, we confirm the following information:

•	a summary of the terms of the Plan is set out below;

•

as the Plan is a new incentive plan to be adopted by the Company, there have been no securities issued under the Plan since the Company was listed on the ASX. However, the Company’s predecessor, AVITA Medical Limited, issued 1,259,662 options under AVITA Medical Limited’s Employee Incentive Option Plan since that plan was last approved by the shareholders of AVITA Medical Limited at its 2019 annual general meeting on November 26, 2019. As a result of the Avita Group’s redomiciliation to the United States, the options in AVITA Medical Limited that remain on issue entitle the holders of those securities, upon vesting of their conversion rights, to be issued shares of Common Stock (or CDIs representing the underlying shares of Common Stock) in the Company rather than shares in AVITA Medical Limited on a 100:1 consolidation ratio in accordance with, and pursuant to, their terms of issue and the deed poll entered into by the Company on or about May 6, 2020 in favor of, amongst others, the holders of those securities;

•

the maximum number of Shares that the Company will be entitled to issue under the Plan as a result of the issue of awards under the Plan following approval of this Proposal No. 3 is 1,750,000 Shares (subject to any capitalization adjustment (as described below) and any other applicable provisions in the Plan); and

•	a voting exclusion statement in relation to Proposal No. 3 is set out below.

As noted below, the Committee retains discretion under the Plan to determine the number and amount of awards to be granted, and the future benefits that may be received by participants under the Plan are not determinable at this time.

We are cognizant of the fact that equity-based compensation dilutes stockholders’ equity and have carefully managed our equity-based compensation with that fact in mind. Our equity-based compensation program is intended to be competitive and to link compensation with stockholder value creation.

Summary of Material Terms of the Plan

The following description of the Plan is only a summary of its principal terms and provisions. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Annex A to this Proxy Statement.

Types of Awards

Awards may be made under the Plan in the form of (a) incentive stock options, (b) nonstatutory stock options, (c) stock appreciation rights, (d) restricted stock awards, (e) restricted stock unit awards, (f) performance awards, and (g) certain other awards (as described below).

Administration

The Plan will be administered by the Compensation Committee of the Board, or those persons to whom administration of the Plan, or part of the Plan, has been delegated, or by the Board (such administrator, the “Committee”). Subject to the general purposes, terms and conditions of the Plan, any charter adopted by the Board governing the actions of the Committee and applicable laws (including the ASX Listing Rules), the Committee will have full power to implement and carry out the Plan. Without limitation, the Committee will have the authority to, subject to the preceding sentence: construe and interpret the Plan, any award agreement and any other agreement or document executed pursuant to the Plan; prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to the Plan or any award (including the terms or conditions of any award); approve persons to receive awards; determine the form, terms and conditions of awards; determine the number of Shares, CDIs or other consideration subject to awards; where required, determine the fair market value in good faith and interpret the applicable provisions of the Plan and the definition of fair market value in connection with circumstances that impact the fair market value, if necessary; determine whether awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other awards under the Plan or awards under any other incentive or compensation plan of the Company or any affiliate; grant waivers of any conditions of the Plan or any award; determine the vesting, exercisability and payment of awards; correct any defect, supply any omission or reconcile any inconsistency in the Plan, any award or any award agreement; determine whether an award has been earned or has vested; determine the terms and conditions of, and to institute, any exchange program (as defined below, and subject to the terms of the Plan related to exchange programs); adopt or revise rules and/or procedures (including the adoption or revision of any subplan under the Plan) relating to the operation and administration of the Plan to facilitate compliance with requirements of local law and procedures outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any award agreement made to ensure or facilitate compliance with the laws or regulations of the relevant foreign jurisdiction); delegate any of the foregoing to one or more officers pursuant to a specific delegation as permitted by the terms of the Plan and applicable law; and make all other determinations necessary or advisable in connection with the administration of the Plan.

Any determination made by the Committee with respect to any award will be made in its sole discretion at the time of award of the award or, unless in contravention of any express term of the Plan or award or applicable law, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any award under the Plan. Any dispute regarding the interpretation of the Plan or any award agreement will be submitted by the grantee or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the grantee. The Committee may delegate to the plan administrator (as defined below) or one or more officers the authority to review and resolve disputes with respect to awards held by grantees who are not “insiders” (as defined in the Plan), and such resolution will be final and binding on the Company and the grantee. The Committee may appoint a plan administrator (the “plan administrator”), who will have the authority to administer the day-to-day operations of the Plan and to make certain ministerial decisions without Committee approval as provided in the Plan or pursuant to resolutions adopted by the Committee. The plan administrator may not grant awards.

Eligibility

Incentive stock options may be awarded only to employees of the Company, its parent and any subsidiary of the Company. All other awards may be awarded to employees, consultants and directors, provided such consultants and directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

The persons eligible to participate in the Plan are employees of the Company or any parent or subsidiary of the Company, non-employee members of our Board or non-employee members of the board of directors of any parent or subsidiary of the Company, and consultants and other independent advisors who provide services to the Company (or any parent or subsidiary of the Company). As of September 13, 2020, approximately 100 employees, 5 non-employee members of our Board, and zero consultants and other personal service providers of the Company and its subsidiaries were eligible to participate in the Plan. The basis for such participation is that such participation would align their interests with those of the Company’s stockholders.

Stock Subject to the Plan; Non-Employee Director Limitation

Subject to any capitalization adjustment (as described below) and any other applicable provisions in the Plan, the total number of Shares reserved and available for award and issuance pursuant to the Plan will not exceed 1,750,000 Shares. Subject to the provisions relating to capitalization adjustment (as described below), the maximum number of Shares that may be issued pursuant to the exercise of incentive stock options is the share reserve set forth in the preceding sentence.

The maximum number of Shares subject to awards (and of cash subject to cash-settled awards) awarded under the Plan or otherwise during any one fiscal year to any non-employee director for service on the Board, taken together with any cash fees paid by the Company to such non-employee director during such fiscal year for service on the Board, will not exceed US$150,000 in total value (calculating the value of any such awards based on the award date fair value of such awards for financial reporting purposes).

Any Shares subject to an outstanding award will be returned to the share reserve and will be available for issuance in connection with subsequent awards under the Plan to the extent such Shares: are cancelled, forfeited, or settled in cash; are used to pay the exercise price of such award or any taxes arising in connection with vesting, exercise or settlement of such award; are surrendered pursuant to an exchange program (as described below); expire by their terms at any time; or are reacquired by the Company pursuant to a forfeiture provision or repurchase right by the Company. To the extent permitted by applicable law, Shares subject to substitute awards (as described below) will not be deducted from the share reserve.

If the number of outstanding Shares is changed or the value of the Shares is otherwise affected by a stock dividend, extraordinary dividend or distribution (whether in cash, Shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in the capital structure of the Company or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), without consideration (a “capitalization adjustment”), then the maximum number and class of Shares or type of security reserved for issuance and future award under the Plan; the exercise price, purchase price, and number and class of Shares or type of security subject to outstanding awards; and (c) the number and class of Shares subject to the incentive stock option limit set forth above, will be proportionately adjusted or adjusted in such other manner as the Committee determines to be equitably required, subject to any required action by the Board or the stockholders of the Company and subject to compliance with, and to the extent permitted by, applicable laws (including the ASX Listing Rules).

The Company, from time to time, may substitute or assume outstanding awards awarded by another company, whether in connection with an acquisition of such other company or otherwise, by either awarding an award under the Plan in substitution of such other company’s award; or assuming such award as if it had been awarded under the Plan if the terms of such assumed award could be applied to an award awarded under the Plan (a “substitute award”).

Options and Stock Appreciation Rights

Each option or stock appreciation right will be in such form and will contain such terms and conditions as the Committee deems appropriate. Each stock appreciation right will be denominated in share equivalents. The provisions of separate options or stock appreciation rights need not be identical; provided, however, that each award agreement will conform (through incorporation of provisions by reference in the applicable award agreement or otherwise) to the substance of the Plan. Dividend equivalent rights will not be awarded in connection with an option or stock appreciation right.

Options and stock appreciation rights may be exercisable within the times or upon the events determined by the Committee and as set forth in the award agreement governing such award. No option or stock appreciation right will be exercisable after the expiration of ten (10) years from the date the option or stock appreciation right is awarded, or such shorter period specified in the award agreement. In addition, in the case of an incentive stock option awarded to a person who, at the time the incentive stock option is awarded, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary (“Ten Percent Holder”), such option may not be exercisable after the expiration of five (5) years from the date the incentive stock option is awarded. The Committee also may provide for options or stock appreciation rights to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

The exercise price of an option or stock appreciation right will be such price as is determined by the Committee and set forth in the award agreement; provided that (a) in the case of an incentive stock option (i) awarded to a Ten Percent Holder, the exercise price will be no less than one hundred ten percent (110%) of the fair market value on the date of award and (ii) awarded to any other employee, the exercise price will be no less than one hundred percent (100%) of the fair market value on the date of award, and (b) in the case of a nonstatutory stock option or stock appreciation right, the exercise price will be such price as is determined by the Committee, provided that, if the exercise price is less than one hundred percent (100%) of the fair market value on the date of award, it will otherwise comply with all applicable laws, including Section 409A of the Code. Notwithstanding the foregoing, an option or stock appreciation right may be awarded with an exercise price lower than one hundred percent (100%) of the fair market value in connection with substitute awards.

Upon exercise of a stock appreciation right, a grantee will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the fair market value of a share on the date of exercise over the exercise price, by (b) the number of Shares with respect to which the stock appreciation right is exercised. At the discretion of the Committee, the payment from the Company for the stock appreciation right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

Unless explicitly provided otherwise in a grantee’s award agreement, if a grantee’s continuous service is terminated, the grantee (or his or her legal representative, in the case of death) may exercise his or her option or stock appreciation right (to the extent such award was exercisable on the termination date) within the following period of time following the termination of the grantee’s continuous service: three (3) months following a termination of a grantee’s continuous service by the Company without cause (as defined in the Plan) or by the grantee for any reason (other than due to death or disability (as defined in the Plan)); six (6) months following a termination due to the grantee’s disability (as defined in the Plan); twelve (12) months following a termination due to the grantee’s death; and twelve (12) months following the grantee’s death, if such death occurs following the date of such termination but during the period such award is otherwise exercisable.

If a grantee’s continuous service is terminated for cause (as defined in the Plan), the grantee’s options or stock appreciation rights will terminate and be forfeited immediately upon such grantee’s termination of continuous service, and the grantee will be prohibited from exercising any portion (including any vested portion) of such awards on and after the date of such termination.

Except as otherwise provided in the award agreement and to the extent permitted by applicable law, if a grantee’s continuous service terminates for any reason other than for cause (as defined in the Plan) and, at any time during the last thirty (30) days of the applicable post-termination exercise period: the exercise of the grantee’s option or stock appreciation right would be prohibited solely because the issuance of Shares upon such exercise would violate applicable law; or the immediate sale of any Shares issued upon such exercise would violate the Company’s Trading Policy, then the applicable post-termination exercise period will be extended to the last day of the calendar month that commences following the date the award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such award be exercised after the expiration of its maximum term.

Restricted Stock Awards

Each restricted stock award will be in such form and will contain such terms and conditions as the Committee deems appropriate. The terms and conditions of restricted stock awards may change from time to time, and the terms and conditions of separate award agreements need not be identical, but each award agreement will conform to (through incorporation of the provisions of the Plan by reference in the applicable award agreement or otherwise) the substance of the Plan. The purchase price for Shares issued pursuant to a restricted stock award, if any, will be determined by the Committee on the date the restricted stock award is awarded and, if permitted by applicable law, no cash consideration will be required in connection with the payment for the purchase price where the Committee provides that payment will be in the form of services previously rendered. Grantees holding restricted stock awards will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Committee provides otherwise at the time the award is awarded. Any such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the restricted stock awards with respect to which they were paid.

Restricted Stock Units

Each restricted stock unit award will be in such form and will contain such terms and conditions as the Committee deems appropriate. The terms and conditions of restricted stock unit awards may change from time to time, and the terms and conditions of separate award agreements need not be identical, but each restricted stock unit award will conform to (through incorporation of the provisions of the Plan by reference in the award agreement or otherwise) the substance of the Plan. Unless otherwise determined by the Committee, no purchase price will apply to a restricted stock unit settled in Shares. The Committee, in its sole discretion, may settle vested restricted stock units in cash, Shares, or a combination of both. The Committee may permit grantees holding restricted stock units to receive dividend equivalent rights on outstanding restricted stock units if, and when, dividends are paid to stockholders on Shares. Any such dividend equivalent rights will be subject to the same vesting or performance requirements as the restricted stock units. If the Committee permits dividend equivalent rights to be made on restricted stock units, the terms and conditions for such dividend equivalent rights will be set forth in the applicable award agreement.

Performance Awards

A performance award is an award that may be awarded, may vest or may become eligible to vest contingent upon the attainment during a performance period of certain performance goals. Performance awards may be awarded as options, stock appreciation rights, restricted stock, restricted stock units or other awards, including cash-based awards. Performance awards will be based on the attainment of performance goals that are established by the Committee for the relevant performance period. Prior to the award of any performance award, the Committee will determine and each award agreement will set forth the terms of each performance award, including, without limitation: the nature, length and starting date of any performance period; the performance criteria and performance goals that will be used to determine the time and extent to which a performance award has been earned; amount of any cash bonus, or the number of Shares deemed subject to a performance award; and the effect of a termination of a grantee’s continuous service on a performance award. Grantees may participate simultaneously with respect to performance awards that are subject to different performance periods and performance goals. A performance award may but need not require the grantee’s completion of a specified period of service. The Committee will determine the extent to which a performance award has been earned in its sole discretion, including the manner of calculating the performance criteria and the measure of whether and to what degree such performance goals have been attained subject to compliance with, and to the extent permitted by, applicable law. The Committee may, subject to compliance with applicable law, reduce or waive any criteria with respect to a performance goal, or adjust a performance goal (or method of calculating the attainment of a performance goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as the Committee deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Committee may also adjust or eliminate the compensation or economic benefit due upon attainment of performance goals in its sole discretion, subject to any limitations contained in the award agreement and under applicable law.

Other Awards

Other forms of awards valued in whole or in part by reference to, or otherwise based on, Shares, including the appreciation in value thereof may be awarded either alone or in addition to other awards provided for in the Plan. Subject to the provisions of the Plan and applicable law, the Committee may determine the persons to whom and the time or times at which such other awards will be awarded, the number of Shares (or the cash equivalent thereof) to be awarded pursuant to such other awards and all other terms and conditions of such other awards.

Payment for Purchases and Exercises

Payment from a grantee for Shares acquired pursuant to the Plan may be made in cash or cash equivalents or, where approved for the grantee by the Committee and where permitted by applicable law (and set forth in the applicable award agreement): by cancellation of indebtedness of the Company owed to the grantee; by surrender of Shares held by the grantee that are clear of all liens, claims, encumbrances or security interests and that have a fair market value on the date of surrender equal to the aggregate payment required; by waiver of compensation due or accrued to the grantee for services rendered or to be rendered to the Company or an affiliate; by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the plan administrator in connection with the Plan; by any combination of the foregoing; or by any other method of payment as is permitted by applicable law.

Taxes; Tax Withholdings

Regardless of any action taken by the Company or any affiliate, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax or other tax-related items related to the grantee’s participation in the Plan and legally applicable to the grantee, including any employer liability for which the grantee is liable, is the grantee’s responsibility. Unless otherwise provided in the grantee’s award agreement, the Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and subject to limitations of applicable law, may require or permit a grantee to satisfy any applicable withholding obligations for taxes, in whole or in part by (without limitation): requiring the grantee to make a cash payment; withholding from the grantee’s wages or other cash compensation paid to the grantee by the Company or any affiliate; withholding from the Shares otherwise issuable pursuant to an award; permitting the grantee to deliver to the Company already-owned Shares; or withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an award either through a voluntary sale or through a mandatory sale arranged by the Company.

Transferability of Awards

Except as expressly provided in the Plan or an applicable award agreement, or otherwise determined by the Committee or the plan administrator, awards awarded under the Plan will not be transferable or assignable by the grantee, other than by will or by the laws of descent and distribution. Any options, stock appreciation rights or other awards that are exercisable may only be exercised: during the grantee’s lifetime only by (i) the grantee, or (ii) the grantee’s guardian or legal representative; and after the grantee’s death, by the legal representative of the grantee’s heirs or legatees. The Committee or the plan administrator may permit transfer of awards in a manner that is not prohibited by applicable law.

Stockholder Rights

No grantee will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the grantee, except for any dividend equivalent rights permitted by an applicable award agreement. After Shares are issued to the grantee, the grantee will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares, subject to any repurchase or forfeiture provisions in any restricted stock award, the terms of the Company’s Trading Policy, and applicable law.

Exchange and Buyout of Awards; Repricings

Subject to the next sentence, the Committee may conduct an exchange program, which means a program pursuant to which outstanding awards are surrendered, cancelled or exchanged for cash, the same type of award or a different award (or combination thereof) or the exercise price of an outstanding award is increased or reduced. Notwithstanding the foregoing or any other provision of the Plan or otherwise, except pursuant to the provisions relating to capitalization adjustments and substitute awards, in no event will the Committee take any of the following actions without stockholder approval and then only to the extent permitted by applicable law: lowering or reducing the exercise price of an outstanding option and/or outstanding stock appreciation right, cancelling, exchanging or surrendering any outstanding option and/or outstanding stock appreciation right in exchange for cash or another award for the purpose of lowering or reducing the exercise price of the outstanding option and/or outstanding stock appreciation right; cancelling, exchanging or surrendering any outstanding option and/or outstanding stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original option or stock appreciation right; and any other action that is treated as a repricing under U.S. generally accepted accounting principles. The foregoing stockholder approval requirement may not be amended without stockholder approval.

Clawback/Recovery Policy

All awards awarded under the Plan will be subject to clawback or recoupment under any clawback or recoupment policy adopted by the Board or the Committee or required by applicable law during the term of grantee’s employment or other service with the Company that is applicable to officers, employees, directors or other service providers of the Company. In addition, the Committee may, subject to compliance with applicable law, impose such other clawback, recovery or recoupment provisions in an award agreement as the Committee determines necessary or appropriate.

General Provisions Applicable to Awards

The total number of Shares subject to an award may vest in periodic installments that may or may not be equal. The Committee may impose such restrictions on or conditions to the vesting and/or exercisability of an award as determined by the Committee, and which may vary. Except as otherwise provided in the applicable award agreement or as determined by the Committee, if a grantee’s continuous service terminates for any reason, vesting of an award will cease and such portion of an award that has not vested will be forfeited, and the grantee will have no further right, title or interest in any then-unvested portion of the award. In addition, the Company may receive through a forfeiture condition or a repurchase right any or all of the Shares held by the grantee under a restricted stock award that have not vested as of the date of such termination, subject to the terms of the applicable award agreement. To the extent permitted by applicable law, the Committee or the plan administrator, in that party’s sole discretion, may determine whether continuous service will be considered interrupted in the case of any leave of absence.

For purposes of the Plan, “fair market value” means, as of any date, the per share value of the Shares determined as follows: if the Shares are publicly traded and listed on a national securities exchange in the United States, the closing price on the date of determination on the principal national securities exchange on which the Shares are listed or admitted to trading as reported in The Wall Street Journal or such other source as the plan administrator deems reliable, unless another method is approved by the Committee and subject to compliance with applicable law; or if the Shares are publicly traded only on the official list of the ASX in the form of CDIs, the closing price of a CDI as reported on the ASX on such date, adjusted as necessary to reflect the CDI / per Share ratio, or if the CDIs are not traded on the ASX on such date, then on the next preceding day that the CDIs are traded on the ASX, as reported on the ASX on such date, unless another method is approved by the Committee and subject to compliance with applicable law; or if the Shares are publicly traded but neither listed nor admitted to trading on a national securities exchange in the United States or the ASX, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the plan administrator deems reliable; or if none of the foregoing is applicable, by the Board or the Committee in good faith (and in accordance with Section 409A of the Code, as applicable).

Deferrals

To the extent permitted by applicable law, the Committee, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any award may be deferred and may establish programs and procedures for deferral elections to be made by grantees. Deferrals by grantees will be made in accordance with Section 409A of the Code, if applicable, and any other applicable law.

Change in Control of the Company

In the event that the Company is subject to a Change in Control, outstanding awards acquired under the Plan will be subject to the agreement evidencing the Change in Control, which need not treat all outstanding awards in an identical manner. Such agreement, without the grantee’s consent, will provide for one or more of the following with respect to all outstanding awards as of the effective date of such Change in Control: the continuation of an outstanding award by the Company (if the Company is the successor entity); the assumption of an outstanding award by the successor or acquiring entity (if any) of such Change in Control (or by its parents, if any), which assumption, will be binding on all selected grantees; the substitution by the successor or acquiring entity in such Change in Control (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding awards; the full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding award and lapse of the Company’s right to repurchase or re-acquire Shares acquired under an award or lapse of forfeiture rights with respect to Shares acquired under an award; the settlement of such outstanding award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount provided in the definitive agreement evidencing the Change in Control, followed by the cancellation of such awards; or the cancellation of outstanding awards in exchange for no consideration. The Board will have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute awards, as provided above, pursuant to a Change in Control, the Committee will notify the grantee in writing or electronically that such award will be exercisable (to the extent vested and exercisable pursuant to its terms) for a period of time determined by the Committee in its sole discretion, and such award will terminate upon the expiration of such period.

For purposes of the Plan, a Change in Control will occur upon: the consummation of any consolidation or merger of the Company with any other entity, other than a transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger; any exchange act person (as defined in the Plan) becoming the “beneficial owner” (as defined in applicable laws), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that the acquisition of additional securities by any one person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Change in Control; the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned subsidiaries of the Company; or a change in the effective control of the Company, which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election (however, if any person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same person will not be considered a Change in Control).

Effectiveness, Amendment and Termination of the Plan

The Plan will come into existence on the date the Plan is approved by the stockholders of the Company. No award may be awarded prior to such date. The Committee may amend the Plan or any award in any respect the Committee deems necessary or advisable, subject to the limitations of applicable law and the following restrictions. If required by applicable law, the Company will seek stockholder approval of any amendment of the Plan that materially increases the number of Shares available for issuance under the Plan (excluding any capitalization adjustment); materially expands the class of individuals eligible to receive awards under the Plan; materially increases the benefits accruing to grantees under the Plan; materially reduces the price at which Shares may be issued or purchased under the Plan; materially extends the term of the Plan; materially expands the types of awards available for issuance under the Plan; or as otherwise required by applicable law. The Plan will terminate automatically on the tenth (10th) anniversary of its effectiveness. No award will be awarded pursuant to the Plan after such date, but awards previously awarded may extend beyond that date. The Committee may suspend or terminate the Plan at any earlier date at any time. No awards may be awarded under the Plan while the Plan is suspended or after it is terminated. Subject to certain exceptions set forth in the Plan, no amendment, suspension or termination of the Plan or any award may materially impair a grantee’s rights under any outstanding award, except with the written consent of the affected grantee or as otherwise expressly permitted in the Plan.

Foreign Jurisdictions

Notwithstanding any provision of the Plan to the contrary, in order to facilitate compliance with the applicable laws and practices in other countries in which the Company and its affiliates operate or have employees or other persons eligible for awards, the Committee, in its sole discretion, will have the power and authority to: determine which affiliates will be covered by the Plan; determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company or an affiliate under an agreement with a foreign nation or agency; modify the terms and conditions of any award awarded to individuals outside the United States or foreign nationals to comply with applicable laws or foreign policies, customs and practices; establish sub-plans, modify exercise procedures and adopt other rules and/or procedures relating to the operation and administration of the Plan in jurisdictions other than the United States (including to qualify awards for special tax treatment under laws of jurisdictions other than the United States); provided, however, that no such sub-plans and/or modifications will increase the share limitations contained in the Plan; and take any action, before or after an award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

Certain US Federal Income Tax Consequences

The following is a brief summary of certain of the US federal income tax consequences of certain transactions under the Plan based on US federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for Plan participants, is not intended to be complete and does not describe federal taxes other than income taxes, such as Medicare and Social Security taxes, state taxes, local taxes or foreign taxes.

There are generally no US income tax consequences for us or the option holder upon the grant of either an incentive stock option or a nonstatutory stock option. In general, when a nonstatutory stock option is exercised, the participant will recognize ordinary income equal to the excess of the fair market value of the Shares for which the option is exercised on the date of exercise over the aggregate exercise price. Upon the sale of Shares acquired from exercising an option, the participant will realize a capital gain (or loss) equal to the difference between the proceeds received and the fair market value of the Shares on the date of exercise. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the Shares for more than a year after the exercise of the option, or otherwise a short-term capital gain (or loss).

In general, when an incentive stock option is exercised, the option holder does not recognize income. If the participant holds the Shares acquired upon exercise for at least two years after the grant date and at least one year after exercise, the participant’s gain, if any, upon a subsequent disposition of such Shares will be long-term capital gain. (Conversely, a loss will be a long-term capital loss.) The measure of the gain (or loss) is the difference between the proceeds received on disposition and the participant’s basis in the Shares. In general, the participant’s basis equals the exercise price.

If a participant disposes of Shares acquired by exercising an incentive stock option before satisfying the one and two-year holding periods described above (a “disqualifying disposition”), then: (a) if the proceeds received exceed the exercise price, the participant will (i) realize ordinary income equal to the excess, if any, of the lesser of the proceeds received or the fair market value of the Shares on the date of exercise over the exercise price, and (ii) realize capital gain equal to the excess, if any, of the proceeds received over the fair market value of the Shares on the date of exercise; or (b) if the proceeds received are less than the exercise price of the incentive stock option, the participant will realize a capital loss equal to the excess of the exercise price over the proceeds received.

When a stock appreciation right is granted, there are no US income tax consequences for us or the recipient. When a stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted stock received on exercise.

The US federal income tax consequences of a grant of restricted stock depend on whether the participant elects to be taxed at the time of grant (an “83(b) election,” named for Section 83(b) of the Code). If the participant does not make an 83(b) election, the participant will not realize taxable income at the time of grant. When the Shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code, the participant will realize ordinary income equal to the fair market value of the restricted stock at that time over any consideration paid for those Shares. If the participant timely makes an 83(b) election, the participant will realize ordinary income at the time of grant in an amount equal to the fair market value of the Shares at that time over any consideration paid for those Shares, determined without regard to any of the restrictions. If Shares are forfeited before the restrictions lapse, the participant will not be entitled to a deduction or any other adjustment. If an 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code generally will be treated as compensation that is taxable as ordinary income to the participant. Upon the sale of restricted stock, the participant will realize a capital gain or loss equal to the difference between the sale proceeds and the income previously realized with respect to the Shares. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the Shares for more than one year after realizing income attributable to the Shares, or otherwise a short-term capital gain (or loss).

Restricted stock units will not have US tax consequences for us or the recipient at the time of grant. Income will be realized when the awards vest and are paid in cash or Shares. At that time, the participant will realize ordinary income equal to the fair market value of the Shares or cash paid to the participant. Upon the sale of Shares received in settlement of restricted stock units, the participant will realize a capital gain or loss equal to the difference between the sale proceeds and income previously realized with respect to the Shares. The capital gain (or loss) will be a long-term capital gain (or loss) if the participant held the Shares for more than one year after realizing income attributable to the Shares, or otherwise a short-term capital gain (or loss).

Participants who receive awards of dividend equivalent rights will be required to recognize ordinary income in the amount distributed to the participant pursuant to the award.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the US$1 million limitation on certain executive compensation under Section 162(m) of the Code.

New Plan Benefits

No awards under the Plan have been granted or will be granted unless and until the Plan is approved by the Company’s stockholders at the Annual Meeting. If approved, grants of awards under the Plan will be in the discretion of the plan administrator. Accordingly, it is not possible as of the date of this Proxy Statement to determine the nature or amount of any awards under the Plan that may be subject to future grants to employees, officers and directors of the Company and its subsidiaries or affiliates who will be eligible to participate in the Plan.

ASX Listing Rules

While the Company’s CDIs are listed for trading on the ASX, no amendments can be made to the Plan or the terms of any grant made under it and no grant can be made under the Plan or any other action taken under the Plan unless such relevant action complies with the ASX Listing Rules (to the extent applicable).

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of Shares under the Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Plan by our stockholders.

Vote Required

Approval of this Proposal requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of Common Stock entitled to vote on the Proposal, with abstentions counting as votes against the Proposal.

Board Recommendation

Our Board recommends that our stockholders approve this Proposal No. 3 because appropriate equity incentives are important to attract and retain high quality service providers, to link compensation to Company performance, to encourage employee and director ownership in our Company, and to align the interests of participants to those of our stockholders.

In addition, our Board recommends that our stockholders authorize the issue of equity securities in the Company under and subject to the terms of the Plan for the purposes of ASX Listing Rule 7.2 Exception 13(b) so that the issue of securities under the Plan will not reduce the Company’s 15% placement capacity under ASX Listing Rule 7.1 for the next three years.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal No. 3 by or on behalf of any person who is eligible to participate in the Plan or an associate of those persons.

However, the Company need not disregard a vote cast in favor of the resolution by:

•	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

•	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 4

APPROVAL TO INCREASE MAXIMUM AGGREGATE ANNUAL CASH FEE POOL FOR NON-EXECUTIVE DIRECTORS

Background

In accordance with ASX Listing Rule 10.17 and section 2.10 of the Company’s Amended and Restated Bylaws, any proposed increase to the maximum aggregate annual cash fee pool from which non-executive directors of the Company may be paid for their service as a member of the Board of Directors must be approved by stockholders at an annual or special meeting of the stockholders.

There are currently five non-executive directors of the Company – Mr. Louis Panaccio, Mr. Jeremy Curnock Cook, Mr. Louis Drapeau, Professor Suzanne Crowe and Mr. Damien McDonald. On September 6, 2020, Mr. McDonald informed the Board of Directors that he does not intend to stand for re-election and will be resigning prior to the Annual Meeting.

The current maximum aggregate annual cash fee pool from which non-executive directors of the Company may be paid for their service as a member of the Board of Directors is A$450,000. The remuneration of each non-executive director for the year ended June 30, 2020 is detailed in the Company’s Annual Report on Form 10-K dated August 27, 2020.

The purpose of this Proposal No. 4 is to approve an increase in the maximum aggregate annual cash fee pool from A$450,000 per annum to US$600,000 per annum. This would represent an increase to the current annual cash fee pool of approximately A$380,449 (based on the A$ / US$ exchange rate published by the Reserve Bank of Australia on September 9, 2020). If approved, the amount of US$600,000 would be the total annual amount that could be divided amongst all of the non-executive directors and would not be the amount payable to each non-executive director.

Reasons for the proposed increase

The current maximum aggregate annual cash fee pool amount is A$450,000, which was the amount that was approved by the shareholders of the Company’s predecessor, AVITA Medical Limited (previously known as Clinical Cell Culture Ltd), in 2005. The total annual cash fee pool has not been increased since that time.

The Board of Directors consider that it is reasonable and appropriate at this time to seek stockholder approval for an increase in the maximum aggregate annual cash fee pool as these extra funds will assist the Company to attract and retain members of the Board of Directors in an increasingly competitive environment for the recruitment of non-executive directors.

In addition to the above, the Board of Directors consider that it is appropriate for the maximum aggregate annual cash fee pool amount to be represented in US dollars rather than Australian dollars given that the Avita Group is now domiciled in the United States.

If this Proposal No. 4 is passed, the maximum aggregate annual cash fee pool from which non-executive directors may be paid for their services as a member of the Board of Directors will be US$600,000. If this Proposal No. 4 is not passed, the amount will remain at A$450,000.

Securities issued to non-executive directors under ASX Listing Rule 10.11 or 10.14

As required by ASX Listing Rule 10.17, the Company confirms that no securities have been issued by the Company to any non-executive director under ASX Listing Rule 10.11 or 10.14 with stockholder approval within the past three years. If, however, Proposal No.’s 3 and 5 – 8 (inclusive) are approved, Common Stock or CDIs of the Company may be issued to certain non-executive directors of the Company on the terms set out in this Proxy Statement in respect of those Proposals.

Also, the Company’s predecessor, AVITA Medical Limited, obtained approval at the annual general meeting of its shareholders on 29 November 2016, for the purposes of section 195(4) and section 208 of the Corporations Act 2001 (Cth) and ASX Listing Rule 10.14 and for all other purposes, to issue a number of shares in AVITA Medical Limited over the following three years (being the 2017, 2018 and 2019 financial years) under its employee share plan to each of its non-executive directors, namely Mr. Louis Panaccio, Mr. Jeremy Curnock Cook, Mr. Louis Drapeau, Professor Suzanne Crowe and Mr. Damien McDonald (who are also non-executive directors of the Company) and Dr. Michael Perry (who at the time was a non-executive director of AVITA Medical Limited, but is now an executive director of the Company) in exchange for all or part of the directors’ fees otherwise payable to them.

Pursuant to that approval, shares in AVITA Medical Limited were issued to the non-executive directors during 2017, 2018 and 2019 as set out in the table below. No other securities in AVITA Medical Limited have been issued to non-executive directors under ASX Listing Rule 10.14 in the last three years. Share amounts below are in ordinary shares of AVITA Medical Limited, which in the redomicile were adjusted in a reverse split of 1:100.

Non-Executive Director	Shareholding	Date issued
Louis Panaccio (held indirectly by Tercus Pty Ltd ATF The Panaccio Superannuation Fund)	56,540 ordinary shares 162,559 ordinary shares 345,024 ordinary shares 12,948 ordinary shares	May 22, 2017 December 28, 2017 August 1, 2019 August 23, 2019
Jeremy Curnock Cook	Nil	Nil
Louis Drapeau	33,938 ordinary shares	May 22, 2017
Suzanne Crowe (held jointly by Suzanne Crowe and John Mills)	27,589 ordinary shares 79,321 ordinary shares 168,301 ordinary shares 6,316 ordinary shares	May 22, 2017 December 28, 2017 August 1, 2019 August 23, 2019
Damien McDonald	123,307 ordinary shares 455,095 ordinary shares 1,011,003 ordinary shares 41,669 ordinary shares	May 22, 2017 December 28, 2017 August 1, 2019 August 23, 2019
Michael Perry	61,654 ordinary shares	May 19, 2017

As a result of the redomiciliation of the Avita Group from Australia to the United States, the abovementioned securities were exchanged for equivalent securities in the Company in accordance with the exchange ratios detailed in AVITA Medical Limited’s Scheme Booklet dated May 11, 2020. The current interests of each of the directors of the Company have been disclosed to ASX and are available on ASX’s website (www.asx.com.au).

No securities in AVITA Medical Limited have been issued to any of its non-executive directors under ASX Listing Rule 10.11 with the approval of shareholders within the last three years.

Recommendation

The Board recommends that stockholders vote FOR Proposal No. 4 for the reasons set out above.

Vote Required

Approval of this Proposal requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of Common Stock entitled to vote on the Proposal.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal No. 4 by or on behalf of any director of the Company or their associates.

However, the Company need not disregard a vote cast in favor of the resolution by:

•	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

•	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No’s 5 - 8

APPROVAL OF ISSUE OF SECURITIES TO NON-EXECUTIVE DIRECTORS

Background

Proposal No’s 5 - 8 (inclusive) seek the approval of stockholders under ASX Listing Rule 10.14 to:

(a) permit each of Mr. Louis Panaccio, Mr. Jeremy Curnock Cook, Mr. Louis Drapeau and Professor Suzanne Crowe, in their capacity as non-executive directors of the Company (each an “Eligible Director” and together the “Eligible Directors”), to elect to receive up to US$8,333 of their directors’ fees in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate up to US$24,999 in the three year period) in the form of Common Stock (or CDIs) of the Company (“Director Shares”) rather than in the form of a cash payment of that amount, pursuant to the terms of the Company’s 2020 Omnibus Incentive Plan; and

(b) approve the Company issuing such Director Shares to the Eligible Directors (or their respective nominees) during the three year period from the date of this Annual Meeting.

If stockholder approval is obtained, the Director Shares will be issued under and subject to the terms and conditions of the Company’s 2020 Omnibus Incentive Plan (assuming Proposal No. 3 is approved).

The purpose of allowing the Eligible Directors to elect to be issued Director Shares is to promote ownership in the Company by the Eligible Directors and align their interests with those of stockholders by linking part of their remuneration to the long term success of the Company and its financial performance. If the Eligible Directors elect to be issued Director Shares it will also reduce the cash component of the directors fees that the Company will need to provide to the Eligible Directors and thereby increase the Company’s funds that are available for working capital.

ASX Listing Rule 10.14 provides that the Company must not permit a director or an associate of a director to acquire securities under an employee incentive scheme without the prior approval of the stockholders of the Company. The 2020 Omnibus Incentive Plan is an ‘employee incentive scheme’ for the purposes of the ASX Listing Rules.

Further, ASX Listing Rule 7.1 prohibits a listed entity from issuing in any 12 month period new shares, or securities convertible to shares, which are equivalent in number to more than 15% of the total number of ordinary securities on issue at the beginning of the 12 month period without the prior approval of stockholders, unless the issue of equity securities is subject to an exception. ASX Listing Rule 7.2 Exception 14 provides that where an issue of securities is approved by the stockholders for the purposes of ASX Listing Rule 10.14, it will be exempt from the Company’s 15% placement capacity restriction.

If Proposal No’s. 3 and 5 - 8 (inclusive) are approved, the Company will be able to issue the Director Shares to the Eligible Directors (or their respective nominees) over a period of three years from the date of the Annual Meeting without:

•	needing to obtain additional stockholder approval under Chapter 10 of the ASX Listing Rules for each issue of Director Shares; or

•	impacting the Company’s 15% placement capacity limit under ASX Listing Rule 7.1.

Proposal No’s. 5 - 8 (inclusive) are subject to Proposal No. 3 being approved by the stockholders of the Company. If Proposal No. 3 is not approved, Proposal No’s. 5 - 8 (inclusive) will not be considered at the Annual Meeting and no Director Shares will be able to be issued to the Eligible Directors (or their respective nominees).

Proposal No’s. 5 - 8 (inclusive) are not interdependent Proposals. Accordingly, if only some of Proposal No’s. 5 - 8 are approved by stockholders, those Proposals that are approved will remain valid even if certain of Proposal No’s. 5 - 8 are not approved by stockholders. If this occurs, those Eligible Directors who have the issue of Director Shares to them (or their respective nominees) approved will be entitled to elect to be issued Director Shares whereas those Eligible Directors who do not have the issue of Director Shares to them (or their respective nominees) approved will not be entitled to be issued Director Shares.

If any of Proposal No’s. 5 - 8 are approved by stockholders, there is, however, no obligation on the relevant Eligible Director to elect to be issued Director Shares and in such circumstances he or she will receive the relevant amount of their directors’ fees by way of a cash payment in the normal course.

Maximum Number of Director Shares to be Issued

During the three year period contemplated by Proposal No’s 5 - 8 (inclusive), each Eligible Director (or their nominee) will be entitled to be issued Director Shares up to the value of US$8,333 per fiscal year. An Eligible Director may elect by delivering notice to the Company’s secretary to be issued Director Shares in a single tranche or multiple tranches throughout each fiscal year (up to the maximum aggregate value of US$8,333 per fiscal year).

The number of Director Shares to be issued to an Eligible Director (or their nominee) at a particular time will be determined in accordance with the following formula (“Formula”):

DS = A / B

where:

DS	means the number of Director Shares to be issued to the Eligible Director (or their nominee), rounded down to the nearest whole share of Common Stock

A	means the amount of directors fees that an Eligible Director has elected to receive in the form of Director Shares rather than in cash

B

means the volume weighted average market price of the Company’s Common Stock trading on The NASDAQ Stock Market LLC over the ten trading days immediately before the date on which the Eligible Director advises the Company that he or she wishes to apply a specified portion of his or her directors fees to be issued Director Shares (“10 Day VWAP”).

Set out below are example calculations of the number of Director Shares that may be issued to an Eligible Director (or their nominee) during any given fiscal year, based on the Formula.

Example 1:

If, by way of example, an Eligible Director (or their nominee) was to be issued Director Shares equal to their maximum annual entitlement (i.e. US$8,333) in one tranche and the election to be issued such Director Shares was made on September 11, 2020, the number of Director Shares that would be issued to the Eligible Director (or their nominee) in respect of the fiscal year ending June 30, 2021 would be calculated in accordance with the Formula as follows:

•	A = US$8,333

•	B = US$26.03, being the 10 Day VWAP calculated as at September 10, 2020

DS = 320 shares of Common Stock / 1,600 CDIs rounded down to the nearest whole share of Common Stock (being the result of dividing A by B)

Example 2:

If, by way of example, the Eligible Director (or their nominee) was issued Director Shares equal to the maximum annual entitlement (i.e. US$8,333) pursuant to multiple tranches throughout the fiscal year ending June 30, 2021, the number of Director Shares that would be issued to the Eligible Director (or their nominee) for that fiscal year would be calculated in accordance with the Formula as follows:

First tranche – December 2020

•	A = US$2,000

•	B = US$26.00 (this is an example 10 Day VWAP only)

DS = 76 shares of Common Stock / 380 CDIs rounded down to the nearest whole share of Common Stock (being the result of dividing A by B)

Second tranche – March 2021

•	A = US$2,000

•	B = US$25.00 (this is an example 10 Day VWAP only)

DS = 80 shares of Common Stock / 400 CDIs rounded down to the nearest whole share of Common Stock (being the result of dividing A by B)

Third tranche – May 2021

•	A = US$2,000

•	B = US$27.00 (this is an example 10 Day VWAP only)

DS = 74 shares of Common Stock / 370 CDIs rounded down to the nearest whole share of Common Stock (being the result of dividing A by B)

Fourth tranche – June 2021

•	A = US$2,333

•	B = US$30.00 (this is an example 10 Day VWAP only)

DS = 77 shares of Common Stock / 385 CDIs rounded down to the nearest whole share of Common Stock (being the result of dividing A by B)

As a result, the aggregate number of Director Shares to be issued to the Eligible Director (or their nominee) over the course of the fiscal year ending June 30, 2021 would be 307 shares of Common Stock / 1,535 CDIs

It is important that stockholders note that the above calculations are examples only and the number of Director Shares issued will depend on the actual 10 Day VWAP when the relevant Eligible Director elects to be issued Director Shares and, as a result, the number of Director Shares actually issued may vary materially from the numbers set out above.

Information required under ASX Listing Rules 10.14 and 10.15

For the purposes of ASX Listing Rules 10.14 and 10.15, the following information is provided:

•

(ASX Listing Rule 10.15.1): The Director Shares are proposed to be issued to the Eligible Directors, namely Mr. Louis Panaccio, Mr. Jeremy Curnock Cook, Mr. Louis Drapeau, and Professor Suzanne Crowe (or their respective nominees).

•

(ASX Listing Rule 10.15.2): Each of Mr. Louis Panaccio, Mr. Jeremy Curnock Cook, Mr. Louis Drapeau and Professor Suzanne Crowe are directors of the Company, and therefore fall into the category under ASX Listing Rule 10.14.1.

•

(ASX Listing Rule 10.15.3): The maximum number of shares of Common Stock (or CDIs representing the underlying Common Stock) that may be issued to each of the Eligible Directors (or their respective nominees) under the 2020 Omnibus Incentive Plan pursuant to Proposal No’s. 5 - 8 will be determined in accordance with the Formula set out above. Over the three year approval period, this amounts to that number of shares of Common Stock (or CDIs) that is equal in value to US$24,999 per Eligible Director or US$99,996 for all of the Eligible Directors in aggregate applying the above Formula.

•	(ASX Listing Rule 10.15.4): The details of each Eligible Director’s current remuneration package, as set out in the Company’s Annual Report on Form 10-K dated August 27, 2020, is set out below:

Eligible Director	Current total compensation
Louis Panaccio	US$57,963 per annum
Jeremy Curnock Cook	US$37,546 per annum
Louis Drapeau	US$43,600 per annum
Suzanne Crowe	US$41,030 per annum

(ASX Listing Rule 10.15.5): No securities have previously been issued to any person under the 2020 Omnibus Incentive Plan. However, the Company’s predecessor, AVITA Medical Limited, obtained approval at the annual general meeting of its shareholders on 29 November 2016, for the purposes of section 195(4) and section 208 of the Corporations Act 2001 (Cth) and ASX Listing Rule 10.14 and for all other purposes, to issue a number of shares in AVITA Medical Limited over the following three years (being the 2017, 2018 and 2019 financial years) under its employee share plan to each of its non-executive directors, namely Mr. Louis Panaccio, Mr. Jeremy Curnock Cook, Mr. Louis Drapeau, Professor Suzanne Crowe and Mr. Damien McDonald (who are also now non-executive directors of the Company) and Dr. Michael Perry (who at the time was a non-executive director of AVITA Medical Limited, but is now an executive director of the Company) in exchange for all or part of the directors’ fees otherwise payable to them.

Pursuant to that approval, shares in AVITA Medical Limited were issued to the Eligible Directors during 2017, 2018 and 2019 as set out in the table below. No other securities in AVITA Medical Limited have previously been issued to the Eligible Directors under the AVITA Medical Limited employee share option plan.

Eligible Director	Shareholding
Louis Panaccio (held indirectly by Tercus Pty Ltd ATF The Panaccio Superannuation Fund)	577,071 ordinary shares
Jeremy Curnock Cook	Nil
Louis Drapeau	33,938 ordinary shares
Suzanne Crowe (held jointly by Suzanne Crowe and John Mills)	281,527 ordinary shares

The above shares in AVITA Medical Limited were issued to the Eligible Directors for no cash consideration as they were issued to satisfy the obligation of AVITA Medical Limited to pay an equivalent amount of directors’ fees to those directors.

As a result of the redomiciliation of the Avita Group from Australia to the United States, the abovementioned securities were exchanged for equivalent securities in the Company in accordance with the exchange ratios detailed in AVITA Medical Limited’s Scheme Booklet dated 11 May 2020. The current interests of each of the directors of the Company have been disclosed to ASX and are available on ASX’s website (www.asx.com.au).

•

(ASX Listing Rule 10.15.6): The securities proposed to be issued to the Eligible Directors (or their respective nominees) under Proposal No’s. 5 – 8 (inclusive) are fully paid shares of Common Stock (or fully paid CDIs) in the Company.

•

(ASX Listing Rule 10.15.7): Any Director Shares to be issued to the Eligible Directors (or their respective nominees), if approved under Proposal No’s. 5 - 8, will be issued no later than three years after the date of the Annual Meeting.

•

(ASX Listing Rule 10.15.8): The Director Shares to be issued to Eligible Directors (or their respective nominees) will be issued for no cash consideration (as they will be issued to satisfy the Company’s obligation to pay an equivalent amount of directors fees to the Eligible Directors).

•

(ASX Listing Rule 10.15.9): A summary of the material terms of the 2020 Omnibus Incentive Plan is set out in this Proxy Statement in relation to Proposal No. 3.    A copy of the 2020 Omnibus Incentive Plan is annexed to this Proxy Statement at Annex 1.

•

(ASX Listing Rule 10.15.10): No loans will be provided to any of the Eligible Directors in relation to the proposed issue of Director Shares for which approval is sought under Proposal No’s. 5 - 8 (inclusive).

•	(ASX Listing Rule 10.15.11): The Company confirms the following:

•

Details of any Director Shares issued under the 2020 Omnibus Incentive Plan will be published in the annual report of the Company relating to the period in which such Director Shares were issued, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14.

•

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of Director Shares under the 2020 Omnibus Incentive Plan after some or all of Proposal No’s. 5 – 8 are approved and who were not named in this Proxy Statement will not participate until approval is obtained under ASX Listing Rule 10.14 in respect of that person.

Recommendation

The Board (other than Mr. Louis Panaccio, who abstains given his personal interest in Proposal No. 5) recommends that stockholders vote FOR Proposal No. 5.

The Board (other than Professor Suzanne Crowe, who abstains given her personal interest in Proposal No. 6) recommends that stockholders vote FOR Proposal No. 6.

The Board (other than Mr. Louis Drapeau, who abstains given his personal interest in Proposal No. 7) recommends that stockholders vote FOR Proposal No. 7.

The Board (other than Mr. Jeremy Curnock Cook, who abstains given his personal interest in Proposal No. 8) recommends that stockholders vote FOR Proposal No. 8.

Vote Required

Approval of Proposal No’s 5 - 8 requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of Common Stock entitled to vote on each Proposal.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal No’s. 5 - 8 (inclusive) by or on behalf of any director of the Company or their associates.

However, the Company need not disregard a vote cast in favor of the resolution by:

•	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

•

the chair of the annual meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

•	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

•	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

•	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Proposal No. 9

SAY ON PAY

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT UNDER “EXECUTIVE COMPENSATION”

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides stockholders with the opportunity to vote, on an advisory basis, to approve the Company’s compensation policies. The Board of Directors believes that the Company’s compensation policies and procedures are aligned with the long-term interests of stockholders. As described in detail under the Executive Compensation discussion section in the Annual Report on Form 10-K, which was filed on August 27, 2020 (the “10-K”), we believe that our compensation program is designed to support our long-term business strategies and creation of stockholder value by emphasizing long-term alignment with our stockholders and pay-for-performance. You are encouraged to read the Executive Compensation discussion section of the 10-K for additional details on our executive compensation, including our philosophy and objectives and the 2020 compensation of our named executive officers. This non-binding advisory “say-on-pay” vote gives you as a stockholder the opportunity to endorse our executive compensation program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion, compensation tables and narrative discussion contained in our 10-K is hereby APPROVED.”

As an advisory vote, this proposal is non-binding. However, the Board of Directors and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions for the named executive officers.

Our Board of Directors recommends a vote “FOR” the advisory approval of the compensation of our named executive officers as disclosed in this 10-K under the heading “Executive Compensation.”

Vote Required

Non-binding, advisory approval of the advisory proposal on the compensation of our named executive officers as disclosed in the “Executive Compensation” discussion section in the Annual Report on the 10-K requires the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or represented by proxy at the annual meeting. Abstentions will have the same effect as votes “AGAINST” this proposal, whereas “broker non-votes” will not be counted for purposes of determining whether this advisory proposal has been approved.

Proposal No. 10

SAY ON FREQUENCY

ADVISORY VOTE ON THE FREQUENCY (EVERY ONE, TWO, OR THREE YEARS) OF FUTURE ADVISORY VOTES TO APPROVE OF EXECUTIVE COMPENSATION.

The Dodd-Frank Act also provides stockholders with the opportunity to vote, on an advisory basis, as to the frequency of stockholder advisory “say-on-pay” votes such as that detailed in Proposal No. 9 above. You may abstain from voting, or you may select a recommendation as to the frequency of such votes: every one year, two years, or three years. This non-binding advisory vote gives you as a stockholder the opportunity to select a frequency of “say-on-pay” votes.

As an advisory vote, this proposal is non-binding. However, the Board of Directors and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when determining the frequency of “say-on-pay” votes. Nevertheless, the Board of Directors may decide to hold a non-binding advisory vote on future compensation of future named executive officers more or less frequently than the option voted by the shareholders.

The Board of Directors has considered this matter and has determined that a non-binding advisory vote on executive compensation every year is appropriate to provide stockholders the opportunity to inform the Company of their opinion of our approach to compensation policies and practices, after having sufficient time to observe its impact on our business.

Our Board of Directors recommends a vote of “ONE YEAR” with respect to the advisory vote on the frequency of future advisory votes to approve of executive compensation.

Vote Required

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN. The option receiving the vote of a plurality of the shares of the Company’s Common Stock present in person or represented by proxy at the Annual Meeting will be approved on a non-binding, advisory basis. Abstentions and “broker non-votes” will not be counted for purposes of determining the result of this non-binding advisory vote.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his or her best judgment.

ANNUAL REPORT

Our annual report to stockholders concerning our operations during the fiscal year ended June 30, 2020, including audited financial statements, has been distributed to all stockholders as of the Record Date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2020, TO EACH STOCKHOLDER OF RECORD, TO EACH HOLDER OF CDIS OR TO EACH STOCKHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON SEPTEMBER 10, 2020 (PACIFIC TIME). ANY REQUEST BY A STOCKHOLDER OR CDI HOLDER FOR OUR ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO INVESTOR RELATIONS AT AVITA THERAPEUTICS, INC., 28159 AVENUE STANFORD, SUITE 220, VALENCIA, CA 91355.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE 2021 ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be presented at next year’s Annual Meeting of Stockholders must be submitted in writing to General Counsel at AVITA Therapeutics, Inc., 28159 Avenue Stanford, Suite 220, Valencia, CA 91355 no later than May 28, 2021 for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in Company-sponsored proxy materials.

The proxy solicited by the Company for the 2021 Annual Meeting of Stockholders will confer discretionary authority on the Company’s proxies to vote on any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to September 1, 2021.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Our public filings are also available from commercial document retrieval services and at the SEC’s website located at http://www.sec.gov.

Copies of announcements made by the Company to the ASX are available on ASX’s website (www.asx.com.au).

STOCKHOLDERS AND CDI HOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES (INCLUDING SHARES REPRESENTED BY CDIS) AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED SEPTEMBER 25,

2020. STOCKHOLDERS AND CDI HOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors,

/s/ Donna Shiroma
Donna Shiroma General Counsel and Secretary

ANNEX A

AVITA THERAPEUTICS, INC.

2020 OMNIBUS INCENTIVE PLAN

1. General.

1.1 Purpose. The purposes of this Plan are to attract and retain the best available personnel for the Company and its Affiliates, to provide additional incentives to such personnel and to promote the success of the business of the Company and its Affiliates. Capitalized terms not defined in the text are defined in Section 16.

1.2 Available Grants. The Plan provides for the grant of the following Grants: (a) Incentive Stock Options, (b) Nonstatutory Stock Options, (c) Stock Appreciation Rights, (d) Restricted Stock Grants, (e) Restricted Stock Unit Grants, (f) Performance Grants, and (g) Other Grants.

2. Shares Subject to the Plan.

2.1 Number of Shares Available. Subject to any Capitalization Adjustment and any other applicable provisions in the Plan, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will not exceed 1,750,000 Shares (the “Share Reserve”).

2.2 Share Recycling. Following the Effective Date, any Shares subject to an outstanding Grant will be returned to the Share Reserve and will be available for issuance in connection with subsequent Grants under this Plan to the extent such Shares: (a) are cancelled, forfeited, or settled in cash; (b) are used to pay the Exercise Price of such Grant or any Tax-Related Items arising in connection with vesting, exercise or settlement of such Grant; (c) are surrendered pursuant to an Exchange Program; (d) expire by their terms at any time; or (e) are reacquired by the Company pursuant to a forfeiture provision or repurchase right by the Company (“Returning Shares”). Accordingly, the Share Reserve is a limitation on the number of Shares that may be issued pursuant to the Plan and does not limit the granting of Grants, since Returning Shares can be granted subject to Grants more than once. To the extent permitted by Applicable Law, Shares subject to Substitute Grants (as defined in Section 13.2) will not be deducted from the Share Reserve; provided that (i) Substitute Grants issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the Incentive Stock Option Limit, and (ii) Shares subject to any Substitute Grant may not be returned to the Share Reserve as Returning Shares.

2.3 Incentive Stock Option Limit. Subject to the provisions relating to Capitalization Adjustments, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is the Share Reserve set forth in Section 2.1 (the “Incentive Stock Option Limit”).

2.4 Adjustment of Shares. If the number of outstanding Shares is changed or the value of the Shares is otherwise affected by a stock dividend, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off or similar change in the capital structure of the Company or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), without consideration (a “Capitalization Adjustment”), then (a) the maximum number and class of Shares or type of security reserved for issuance and future grant from the Share Reserve set forth in Section 2.1, (b) the Exercise Price, Purchase Price, and number and class of Shares or type of security subject to outstanding Grants, and (c) the number and class of Shares subject to the Incentive Stock Option Limit set forth in Section 2.3, will, subject to any required action by the Board or the stockholders of the Company and subject to compliance with, and to the extent permitted by, all Applicable Laws be proportionately adjusted or adjusted in such other manner as the Committee determines to be equitably required; provided that fractions of a Share will not be issued. In this respect, where the ASX Listing Rules apply, the Committee shall make such adjustments as are necessary and in accordance with the ASX Listing Rules to the number, class or type of Shares or securities that are subject to the Grant, the Exercise Price or Purchase Price of the Grant and such other adjustments as are appropriate in the discretion of the Committee and in accordance with the ASX Listing Rules. Such adjustments may provide for the elimination of fractional Shares that may otherwise be subject to Grants without any payment therefor.

2.5 Source of Shares; Use of Proceeds. The Shares issuable under the Plan will be authorized but unissued or forfeited shares, treasury shares or shares reacquired by the Company in any manner. At all times the Company will reserve and keep available a sufficient number of Shares as are reasonably required to satisfy the requirements of all Grants granted and outstanding under this Plan. Proceeds from the sale of Shares pursuant to Grants will constitute general funds of the Company.

3. Eligibility.

3.1 General. Incentive Stock Options may be granted only to Employees of the Company, its Parent and any Subsidiary. All other Grants may be granted to Employees, Consultants and Directors, provided such Consultants and Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

3.2 Limitation on Grants to Non-Employee Directors. The maximum number of Shares subject to Grants (and of cash subject to cash-settled Grants) granted under the Plan or otherwise during any one fiscal year to any Non-Employee Director for service on the Board, taken together with any cash fees paid by the Company to such Non-Employee Director during such fiscal year for service on the Board, will not exceed $150,000 in total value (calculating the value of any such Grants based on the grant date fair value of such Grants for financial reporting purposes).

4. Options and Stock Appreciation Rights.

Subject to the requirements of Applicable Law, each Option or Stock Appreciation Right will be in such form and will contain such terms and conditions as the Committee deems appropriate. Each Stock Appreciation Right will be denominated in Share equivalents. The provisions of separate Options or Stock Appreciation Rights need not be identical; provided, however, that each Grant Agreement will conform (through incorporation of provisions hereof by reference in the applicable Grant Agreement or otherwise) to the substance of each of the following provisions. Dividend Equivalent Rights shall not be granted in connection with an Option or Stock Appreciation Right.

At all times while the Company is subject to the ASX Listing Rules, the Company may not issue Options if to do so would result in there being more Options on issue than underlying Shares in the Company, except as permitted under the ASX Listing Rules.

4.1 Type of Option Grant. All Options will be separately designated as Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Shares purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under Applicable Law, then the Option (or portion thereof) will be a Nonstatutory Stock Option. At all times while the Company is subject to the ASX Listing Rules, no Option can be exercisable over a percentage of the Company’s capital.

4.2 Exercise Period; Term. Options and Stock Appreciation Rights may be exercisable within the times or upon the events determined by the Committee and as set forth in the Grant Agreement governing such Grant. No Option or Stock Appreciation Right will be exercisable after the expiration of ten (10) years from the date the

Option or Stock Appreciation Right is granted, or such shorter period specified in the Grant Agreement. In addition, in the case of an Incentive Stock Option granted to a person who, at the time the Incentive Stock Option is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Holder”), such Option may not be exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted. The Committee also may provide for Options or Stock Appreciation Rights to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

4.3 Exercise Price. The Exercise Price of an Option or Stock Appreciation Right will be such price as is determined by the Committee and set forth in the Grant Agreement; provided that (a) in the case of an Incentive Stock Option (i) granted to a Ten Percent Holder, the Exercise Price will be no less than one hundred ten percent (110%) of the Fair Market Value on the date of grant and (ii) granted to any other Employee, the Exercise Price will be no less than one hundred percent (100%) of the Fair Market Value on the date of grant, and (b) in the case of a Nonstatutory Stock Option or Stock Appreciation Right, the Exercise Price will be such price as is determined by the Committee, provided that, if the Exercise Price is less than one hundred percent (100%) of the Fair Market Value on the date of grant, it will otherwise comply with all Applicable Laws, including Section 409A of the Code. Notwithstanding the foregoing, an Option or Stock Appreciation Right may be granted with an Exercise Price lower than one hundred percent (100%) of the Fair Market Value in connection with an assumption of or substitution for another award as provided in Section 13.2 of the Plan.

4.4 Method of Exercise. An Option or Stock Appreciation Right will be deemed exercised only when the Company receives: (a) notice of exercise (in such form as the Plan Administrator may specify from time to time, including via electronic execution through an authorized third-party administrator) from the person entitled to exercise the Option or Stock Appreciation Right; (b) in the case of an Option, full payment of the applicable Exercise Price in accordance with Section 9 of the Plan and the applicable Grant Agreement, and (c) payment of applicable Tax Related Items, as determined by the Plan Administrator. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except in connection with a Capitalization Adjustment. Subject to Section 2.2, exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

4.5 Settlement of a Stock Appreciation Right. Upon exercise of a Stock Appreciation Right, a Grantee will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. At the discretion of the Committee, the payment from the Company for the Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof. No fractional Share will be deliverable upon the exercise of a Stock Appreciation Right but a cash payment will be made in lieu thereof. No Grantee shall, as a result of receiving a Stock Appreciation Right, have any rights as a stockholder of the Company or any Affiliate until the date that the Stock Appreciation Right is exercised and then only to the extent that the Stock Appreciation Right is settled by the issuance of Shares and the Grantee being registered as the holder of Shares received on settlement of the Stock Appreciation Right.

4.6 Post-Termination Exercise Period. Unless explicitly provided otherwise in a Grantee’s Grant Agreement, if a Grantee’s Continuous Service Status is terminated, the Grantee (or his or her legal representative, in the case of death) may exercise his or her Option or Stock Appreciation Right (to the extent such Grant was exercisable on the termination date) within the following period of time following the termination of the Grantee’s Continuous Service Status:

(a) three (3) months following a termination of a Grantee’s Continuous Service Status by the Company without Cause or by the Grantee for any reason (other than due to death or Disability);

(b) six (6) months following a termination due to the Grantee’s Disability;

(c) twelve (12) months following a termination due to the Grantee’s death; and

(d) twelve (12) months following the Grantee’s death, if such death occurs following the date of such termination but during the period such Grant is otherwise exercisable (as provided in clauses (a) or (b) above).

Following the termination date, to the extent the Grantee does not exercise such Grant within the applicable post-termination exercise period (or, if earlier, prior to the expiration of the maximum term of such Grant), such unexercised portion of the Grant will terminate, and the Grantee will have no further right, title or interest in the terminated Grant.

4.7 Termination for Cause. If a Grantee’s Continuous Service Status is terminated for Cause, the Grantee’s Options or Stock Appreciation Rights will terminate and be forfeited immediately upon such Grantee’s termination of Continuous Service Status, and the Grantee will be prohibited from exercising any portion (including any vested portion) of such Grants on and after the date of such termination of Continuous Service Status. If a Grantee’s Continuous Service Status is suspended pending an investigation of whether the Grantee’s Continuous Service Status will be terminated for Cause, all of the Grantee’s rights under any Option or Stock Appreciation Right, including the right to exercise such Grants, shall be suspended during the investigation period.

4.8 Automatic Extension of Termination Date. Except as otherwise provided in the Grant Agreement and to the extent permitted by Applicable Law, if a Grantee’s Continuous Service Status terminates for any reason other than for Cause and, at any time during the last thirty (30) days of the applicable post-termination exercise period: (i) the exercise of the Grantee’s Option or Stock Appreciation Right would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Law, or (ii) the immediate sale of any Shares issued upon such exercise would violate the Trading Policy, then the applicable post-termination exercise period will be extended to the last day of the calendar month that commences following the date the Grant would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Grant be exercised after the expiration of its maximum term.

4.9 Non-Exempt Employees. If an Option or Stock Appreciation Right is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or Stock Appreciation Right will not be first exercisable for any Shares until at least six months following the date of grant of the Option or Stock Appreciation Right (although the Grant may vest prior to such date). Notwithstanding the foregoing, in accordance with the provisions of the U.S. Worker Economic Opportunity Act, any vested portion of such Grant may be exercised earlier than six months following the date of grant of such Grant in the event of (i) such Grantee’s death or Disability, (ii) a Change in Control in which such Grant is not assumed, continued or substituted, or (iii) such Grantee’s retirement (as such term may be defined in the Grant Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or Stock Appreciation Right will be exempt from his or her regular rate of pay.

4.10 Limitations on Exercise. Options and Stock Appreciation Rights may be exercised only with respect to whole Shares. The Plan Administrator may also specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option or Stock Appreciation Right, provided that such minimum number will not prevent Grantee from exercising the Option or Stock Appreciation Right for the full number of Shares for which it is then exercisable. The Committee may, or may authorize the Plan Administrator to, prohibit the exercise of any Option or Stock Appreciation Right during a period of up to thirty (30) days prior to the consummation of any pending Capitalization Adjustment or Change in Control, or any other change affecting the Shares or the Fair Market Value, for reasons of administrative convenience.

4.11 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds One Hundred Thousand Dollars ($100,000), such excess Options will be treated as Nonstatutory Stock Options. For this purpose, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option will be determined as of the date of the grant of such Option.

4.12 Modification, Extension or Renewal. To the extent permitted by Applicable Law, the Committee may modify, extend or renew outstanding Options or Stock Appreciation Rights, and authorize the grant of new Options or Stock Appreciation Rights in substitution therefor, including in connection with an Exchange Program, in all cases subject to Section 11.4 and where applicable Section 4.16. Any such action may not, without the written consent of a Grantee, materially impair any of such Grantee’s rights under any Grant previously granted, except that the Committee may, to the extent permitted by Applicable Law reduce the Exercise Price of an outstanding Option or Stock Appreciation Right without the consent of a Grantee by a written notice (notwithstanding any adverse tax consequences to the Grantee arising from the repricing); provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.

4.13 Stockholder Rights – Options. No Grantee shall have any rights as a stockholder with respect to Shares subject to his or her Option until the date of exercise of such Option and the issuance of the relevant Shares and the Grantee being registered as the holder of those Shares.

4.14 Settlement of Options. No fractional Share will be deliverable upon the exercise of an Option but a cash payment will be made in lieu thereof.

4.15 New Issues – Options. No Grantee shall have the right to participate in new issues of Shares to existing holders of Shares (e.g. a “rights offering”) with respect to Shares subject to his or her Option, unless the Grantee has exercised the Option and is registered as the holder of the underlying Shares prior to the record date for the determination of entitlements to participate in the new issue.

4.16 Amendment or Cancellation of Options. While the Company is subject to the ASX Listing Rules:

(a) Under no circumstances may the terms of any outstanding Option be amended or modified so as to have any of the following effects unless the amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rules or by a waiver granted by the ASX: (1) reducing the Exercise Price of an Option, (2) increasing the period for exercise of an Option, or (3) increasing the number of Shares received on exercise of an Option. Further, any other amendment or modification to the terms of any Option (i.e. any amendment or modification that is not prohibited pursuant to the first sentence of this Section 4.16(a)) can only be made with stockholder approval or on the provision of a waiver granted by ASX from the ASX Listing Rules.

(b) Under no circumstances may any amendment or modification be made to the terms of an Option which has the effect of cancelling the Option unless (1) stockholder approval has been obtained for the cancellation of the Option, (2) no consideration is provided to the Grantee in connection with the cancellation of the Option, or (3) the amendment or modification is made to comply with the ASX Listing Rules.

(c) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option and / or the number of Shares over which an Option can be exercised may be changed in accordance with rule 6.22.2, 6.22.2A and 6.22.3 of the ASX Listing Rules.

5. Restricted Stock Grants.

A Restricted Stock Grant is an offer by the Company to sell or issue (with no payment required, unless explicitly provided otherwise in a Grantee’s Grant Agreement) Shares to a Grantee that are subject to certain specified restrictions (“Restricted Stock”). Each Restricted Stock Grant will be in such form and will contain such terms and conditions as the Committee will deem appropriate. The terms and conditions of Restricted Stock Grants may change from time to time, and the terms and conditions of separate Grant Agreements need not be identical, but each Grant Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Grant Agreement or otherwise) the substance of each of the following provisions.

5.1 Acceptance Procedures. Except as otherwise provided in a Grant Agreement, a Restricted Stock Grant will be accepted by the Grantee’s execution and delivery of the Grant Agreement and full payment of the Purchase Price for the Shares to the Company (if applicable) within thirty (30) days from the date the Grant Agreement is delivered to the Grantee. If the Grantee does not execute and deliver the Grant Agreement along with full payment for the Shares (if applicable) to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

5.2 Purchase Price. The Purchase Price for Shares issued pursuant to a Restricted Stock Grant, if any, will be determined by the Committee on the date the Restricted Stock Grant is granted and, if permitted by Applicable Law, no cash consideration will be required in connection with the payment for the Purchase Price where the Committee provides that payment shall be in the form of services previously rendered. Payment of the Purchase Price shall be made in accordance with Section 9 of the Plan and the applicable Grant Agreement.

5.3 Dividends and Other Distributions. Grantees holding Restricted Stock Grants will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Committee provides otherwise at the time the Grant is granted. Any such dividends or distributions will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock Grants with respect to which they were paid.

6. Restricted Stock Unit Grants.

An RSU Grant is a Grant covering a number of Shares that may be settled in cash, or by issuance of those Shares at a date in the future. Each RSU Grant will be in such form and will contain such terms and conditions as the Committee will deem appropriate. The terms and conditions of RSU Grants may change from time to time, and the terms and conditions of separate Grant Agreements need not be identical, but each RSU Grant will conform to (through incorporation of the provisions hereof by reference in the Grant Agreement or otherwise) the substance of each of the following provisions.

6.1 Purchase Price. Unless otherwise determined by the Committee, no Purchase Price shall apply to an RSU settled in Shares. Payment of a Purchase Price, if any, shall be made in accordance with Section 9 of the Plan and the applicable Grant Agreement.

6.2 Form and Timing of Settlement. Payment of vested RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Grant Agreement. The Committee, in its sole discretion, may settle vested RSUs in cash, Shares, or a combination of both. A fractional Share shall not be deliverable when an RSU is earned, but a cash payment will be made in lieu thereof.

6.3 Dividend Equivalent Rights and other rights. No Grantee shall, as a result of receiving a grant of RSUs, have any rights as a stockholder until and then only to the extent that the RSUs are earned and settled in Shares and the Grantee being registered as the holder of the Shares received on settlement of the RSUs, nor shall any Grantee receive Dividend Equivalent Rights solely as a result of receiving a grant of RSUs. However, notwithstanding the foregoing, the Committee may, subject to Applicable Law, permit Grantees holding RSUs to receive Dividend Equivalent Rights on outstanding RSUs if and when dividends are paid to stockholders on

Shares. Any such Dividend Equivalent Rights shall be subject to the same vesting or performance requirements as the RSUs. If the Committee permits Dividend Equivalent Rights to be made on RSUs, the terms and conditions for such Dividend Equivalent Rights will be set forth in the applicable Grant Agreement.

7. Performance Grants.

7.1 Types of Performance Grants. A Performance Grant is a Grant that may be granted, may vest or may become eligible to vest contingent upon the attainment during a Performance Period of certain Performance Goals. Performance Grants may be granted as Options, Stock Appreciation Rights, Restricted Stock, RSUs or Other Grants, including cash-based Grants.

7.2 Terms of Performance Grants. Performance Grants will be based on the attainment of Performance Goals that are established by the Committee for the relevant Performance Period. Prior to the grant of any Performance Grant, the Committee will determine and each Grant Agreement shall set forth the terms of each Performance Grant, including, without limitation: (a) the nature, length and starting date of any Performance Period; (b) the Performance Criteria and Performance Goals that shall be used to determine the time and extent to which a Performance Grant has been earned; (c) amount of any cash bonus, or the number of Shares deemed subject to a Performance Grant, and (d) the effect of a termination of Grantee’s Continuous Service Status on a Performance Grant. Grantees may participate simultaneously with respect to Performance Grants that are subject to different Performance Periods and Performance Goals. A Performance Grant may but need not require the Grantee’s completion of a specified period of service.

7.3 Determination of Achievement. The Committee shall determine the extent to which a Performance Grant has been earned in its sole discretion, including the manner of calculating the Performance Criteria and the measure of whether and to what degree such Performance Goals have been attained. The Committee may, subject to compliance with and only to the extent permitted by Applicable Law, reduce or waive any criteria with respect to a Performance Goal, or adjust a Performance Goal (or method of calculating the attainment of a Performance Goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as the Committee deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Committee may also adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals in its sole discretion, subject to any limitations contained in the Grant Agreement and under Applicable Law.

8. Other Grants.

Other forms of Grants valued in whole or in part by reference to, or otherwise based on, Shares, including the appreciation in value thereof (e.g., options or stock rights with an Exercise Price or strike price less than 100% of the Fair Market Value of the Shares at the time of grant) may be granted either alone or in addition to other Grants provided for in the Plan. Subject to the provisions of the Plan and Applicable Law, the Committee may determine the persons to whom and the time or times at which such Other Grants will be granted, the number of Shares (or the cash equivalent thereof) to be granted pursuant to such Other Grants and all other terms and conditions of such Other Grants.

9. Payment for Purchases and Exercises.

Payment from a Grantee for Shares acquired pursuant to this Plan may be made in cash or cash equivalents or, where approved for the Grantee by the Committee and where permitted by Applicable Law (and set forth in the applicable Grant Agreement):

(a) by cancellation of indebtedness of the Company owed to the Grantee;

(b) by surrender of Shares held by the Grantee that are clear of all liens, claims, encumbrances or security interests and that have a Fair Market Value on the date of surrender equal to the aggregate payment required;

(c) by waiver of compensation due or accrued to the Grantee for services rendered or to be rendered to the Company or an Affiliate;

(d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Plan Administrator in connection with the Plan;

(e) by any combination of the foregoing; or

(f) by any other method of payment as is permitted by Applicable Law.

The Committee or the Plan Administrator may limit the availability of any method of payment, to the extent the Committee or the Plan Administrator determines, in its discretion, that such limitation is necessary or advisable to comply with Applicable Law or facilitate the administration of the Plan. Payment of any Purchase Price or Exercise Price shall be made in accordance with any procedures established by the Plan Administrator.

10. Taxes.

10.1 Responsibility for Taxes. Regardless of any action taken by the Company or any Affiliate, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee, including any employer liability for which the Grantee is liable (the “Tax-Related Items”) is the Grantee’s responsibility and may exceed the amount, if any, withheld by the Company or an Affiliate. If the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Company or an Affiliate may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

10.2 Withholding Methods. Unless otherwise provided in the Grantee’s Grant Agreement, the Committee, or its delegate(s), as permitted by Applicable Law, in its sole discretion and pursuant to such procedures as it may specify from time to time and subject to any limitations imposed by Applicable Law, may require or permit a Grantee to satisfy any applicable withholding obligations for Tax-Related Items, in whole or in part by (without limitation) (a) requiring the Grantee to make a cash payment, (b) withholding from the Grantee’s wages or other cash compensation paid to the Grantee by the Company or any Affiliate; (c) withholding from the Shares otherwise issuable pursuant to a Grant; (d) permitting the Grantee to deliver to the Company already-owned Shares or (e) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to a Grant either through a voluntary sale or through a mandatory sale arranged by the Company. By adoption of the Plan, the Committee delegates to the Plan Administrator the authority to adopt policies and procedures, in consultation with the Company’s tax accountants and legal advisors, to determine the Fair Market Value of the Shares solely for purposes of withholding and reporting Tax-Related Items related to Grants granted under the Plan.

10.3 Withholding Tax Rates. The Company or an Affiliate may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including up to the maximum applicable rate in the Grantee’s jurisdiction. If the obligation for Tax-Related Items is satisfied by withholding a number of Shares, for tax purposes, a Grantee is deemed to have been issued the full number of Shares, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax-Related Items. In the event the Company withholds less than it is obligated to withhold in connection with a Grant, the Grantee will indemnify and hold the Company harmless from any liability for Tax-Related Items.

11. Restrictions on Grants and Shares.

11.1 Transferability of Grants. Except as expressly provided in the Plan or an applicable Grant Agreement, or otherwise determined by the Committee or the Plan Administrator, Grants granted under the Plan will not be transferable or assignable by the Grantee, other than by will or by the laws of descent and distribution. Any Options, Stock Appreciation Rights or Other Grants that are exercisable may only be exercised: (a) during the Grantee’s lifetime only by (i) the Grantee, or (ii) the Grantee’s guardian or legal representative; (b) after the Grantee’s death, by the legal representative of the Grantee’s heirs or legatees. The Committee or the Plan Administrator may permit transfer of Grants in a manner that is not prohibited by Applicable Law.

11.2 Stockholder Rights. No Grantee will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee, except for any Dividend Equivalent Rights permitted by an applicable Grant Agreement. After Shares are issued to the Grantee, the Grantee will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares, subject to any repurchase or forfeiture provisions in any Restricted Stock Grant, the terms of the Trading Policy, and Applicable Law.

11.3 Escrow; Pledge of Shares. To enforce any restrictions on a Grantee’s Shares, the Committee may:

(a) Require the Grantee to deposit all written or electronic certificate(s) representing Shares, together with stock powers or other instruments of transfer approved by the Plan Administrator, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Plan Administrator may cause a legend or legends referencing such restrictions to be placed on the certificate(s); or

(b) If the Grantee’s Shares are converted to CDIs, require a holding lock (i.e. the equivalent of a stop transfer order) to be applied to the CDIs, and by participating in the Plan each Grantee is deemed to have consented and agreed to the application of a holding lock to the relevant CDIs until the Grantee’s Shares are no longer subject to the relevant restrictions.

Any Grantee who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan may be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Grantee’s obligation to the Company under the promissory note.

11.4 Exchange and Buyout of Grants. Subject to the next sentence, the Committee may conduct an Exchange Program, subject to the consent of an affected Grantee (unless not required in connection with a repricing pursuant to Section 4.12 of the Plan, or under the terms of a Grant Agreement) and compliance with and only to the extent permitted by Applicable Law. Notwithstanding the foregoing or any other provision of the Plan or otherwise, except pursuant to the provisions relating to Capitalization Adjustments and Substitute Awards, in no event shall the Committee take any of the following actions without stockholder approval and then only to the extent permitted by Applicable Law: (A) lowering or reducing the Exercise Price of an outstanding Option and/or outstanding Stock Appreciation Right, (B) cancelling, exchanging or surrendering any outstanding Option and/or outstanding Stock Appreciation Right in exchange for cash or another award for the purpose of lowering or reducing the Exercise Price of the outstanding Option and/or outstanding Stock Appreciation Right; (C) cancelling, exchanging or surrendering any outstanding Option and/or outstanding Stock Appreciation Right in exchange for an Option or Stock Appreciation Right with an Exercise Price that is less than the Exercise Price of the original Option or Stock Appreciation Right; and (D) any other action in respect of any Grant that is treated as a repricing under U.S. generally accepted accounting principles. This Section 11.4 may not be amended without stockholder approval.

11.5 Conditions Upon Issuance of Shares; Securities Matters. The Company will be under no obligation to effect the registration pursuant to the Securities Act of any Shares to be issued hereunder or to effect similar compliance under any state, local or non-U.S. laws. Notwithstanding any other provision of the Plan or any Grant Agreement, the Company will not be obligated, and will have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. The Plan Administrator may require, as a condition to the issuance of Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that any related certificates representing such Shares bear such legends, as the Plan Administrator, in its sole discretion, deems necessary or desirable. This may include a requirement that the person exercising an Option or purchasing or receiving any other Grant must represent and warrant at the time of such exercise, purchase, receipt or settlement that the Shares are being purchased or received only for investment purposes and without a present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is advisable or required by Applicable Law. The exercise or settlement of any Grant granted hereunder will only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares pursuant to such exercise or settlement is in compliance with Applicable Laws. The Company may, in its sole discretion, defer the effectiveness of any exercise or settlement of a Grant granted hereunder in order to allow the issuance of Shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under U.S. federal, state, local or non-U.S. securities laws. The Company will inform the Grantee in writing of its decision to defer the effectiveness of the exercise or settlement of a Grant granted hereunder. During the period that the effectiveness of the exercise of a Grant has been deferred, the Grantee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

11.6 Clawback/Recovery Policy. All Grants granted under the Plan will be subject to clawback or recoupment under any clawback or recoupment policy adopted by the Board or the Committee in compliance with Applicable Law or required by Applicable Law during the term of Grantee’s employment or other service with the Company that is applicable to Officers, Employees, Directors or other service providers of the Company. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in a Grant Agreement as the Committee determines necessary or appropriate provided they are in compliance with Applicable Law. No recovery of compensation under such a clawback or recoupment policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan or agreement with the Company.

12. General Provisions Applicable to Grants.

12.1 Vesting. The total number of Shares subject to a Grant may vest in periodic installments that may or may not be equal. The Committee may impose such restrictions on or conditions to the vesting and/or exercisability of a Grant as determined by the Committee, and which may vary.

12.2 Termination of Continuous Service Status. Except as otherwise provided in the applicable Grant Agreement or as determined by the Committee, if a Grantee’s Continuous Service Status terminates for any reason, vesting of a Grant will cease and such portion of a Grant that has not vested will be forfeited, and the Grantee will have no further right, title or interest in any then-unvested portion of the Grant. In addition, the Company may receive through a forfeiture condition or a repurchase right any or all of the Shares held by the Grantee under a Restricted Stock Grant that have not vested as of the date of such termination, subject to the terms of the applicable Grant Agreement.

12.3 No Employment or Other Service Rights. Nothing in this Plan or any Grant granted under this Plan will confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or an Affiliate or limit in any way the right of the Company or an Affiliate to terminate Grantee’s employment or other relationship at any time. Furthermore, to the extent the Company is not the employer of a Grantee, the grant of a Grant will not establish or amend an employment or other service relationship between the Company and the Grantee. Nothing in the Plan or any Grant will constitute any promise or commitment by the Company or an Affiliate regarding future work assignments, future compensation or any other term or condition of employment or service.

12.4 Effect on Other Employee Benefit Plans. The value of and income from any Grant granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Grantee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

12.5 Leaves of Absence. To the extent permitted by Applicable Law, the Committee or the Plan Administrator, in that party’s sole discretion, may determine whether Continuous Service Status will be considered interrupted in the case of any leave of absence. Continuous Service Status as an Employee for purposes of Incentive Stock Options shall not be considered interrupted or terminated in the case of: (a) Company approved sick leave; (b) military leave; (c) any other bona fide leave of absence approved by the Company, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy. In the case of an approved leave of absence, the Plan Administrator may make such provisions respecting suspension of vesting and crediting of service (including pursuant to a formal policy adopted from time to time by the Company) as it may deem appropriate, except that in no event may an Option or Stock Appreciation Right be exercised after the expiration of the term set forth in the Grant Agreement.

12.6 Change in Time Commitment. In the event a Grantee’s regular level of time commitment in the performance of his or her services for the Company or any Affiliates is reduced (for example, and without limitation, if the Grantee is an Employee of the Company and the Employee has a change in status from full-time to part-time or takes an extended leave of absence) after the date of grant of any Grant, the Committee or the Plan Administrator, in that party’s sole discretion but subject to and only to the extent permitted by Applicable Law, may (x) make a corresponding reduction in the number of Shares or cash amount subject to any portion of such Grant that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting schedule applicable to such Grant (in accordance with Section 409A of the Code, as applicable). In the event of any such reduction, the Grantee will have no right with respect to any portion of the Grant that is so amended.

12.7 Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Grantee has access).

12.8 Deferrals. To the extent permitted by Applicable Law, the Committee, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Grant may be deferred and may establish programs and procedures for deferral elections to be made by Grantees. Deferrals by Grantees will be made in accordance with Section 409A of the Code, if applicable, and any other Applicable Law.

12.9 Compliance with Section 409A of the Code. Unless otherwise expressly provided in a Grant Agreement, the Plan and Grant Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Grants granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Committee determines that any Grant granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Grant Agreement evidencing such Grant will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent a Grant Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Grant Agreement. To the extent that any amount constituting deferred compensation under Section 409A of the Code would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Code Section 409A. If a Grantee holding a Grant that constitutes deferred compensation under Section 409A of the Code is a specified employee within the meaning of Section 409A of the Code, no distribution or payment of any amount that is payable because of a separation from service (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Grantee’s separation from service or, if earlier, the date of the Grantee’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. Each payment payable under a Grant Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). In no event will any Grantee have a right to payment or reimbursement or otherwise from the Company or its Affiliates, or their successors or assigns, for any taxes imposed or other costs incurred as a result of Section 409A of the Code.

12.10 Execution of Additional Documents. The Company may require a Grantee to execute any additional documents or instruments necessary or desirable, as determined by the Plan Administrator, to carry out the purposes or intent of the Grant, or facilitate compliance with securities, tax and/or other regulatory requirements, at the Plan Administrator’s request.

13. Other Corporate Events.

13.1 Change in Control. In the event that the Company is subject to a Change in Control, outstanding Grants acquired under the Plan shall be subject to the agreement evidencing the Change in Control, which need not treat all outstanding Grants in an identical manner. Such agreement, without the Grantee’s consent, shall provide for one or more of the following with respect to all outstanding Grants as of the effective date of such Change in Control:

(a) The continuation of an outstanding Grant by the Company (if the Company is the successor entity).

(b) The assumption of an outstanding Grant by the successor or acquiring entity (if any) of such Change in Control (or by its parents, if any), which assumption will be binding on all selected Grantees; provided that the Exercise Price and the number and nature of shares issuable upon exercise of any Option or Stock Appreciation Right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.

(c) The substitution by the successor or acquiring entity in such Change in Control (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Grants (except that the Exercise Price and the number and nature of shares issuable upon exercise of any Option or Stock Appreciation Right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable).

(d) The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Grant and lapse of the Company’s right to repurchase or re-acquire shares acquired under a Grant or lapse of forfeiture rights with respect to shares acquired under a Grant.

(e) The settlement of such outstanding Grant (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a Fair Market Value equal to the required amount provided in the definitive agreement evidencing the Change in Control, followed by the cancellation of such Grants; provided however, that such Grant may be cancelled without consideration if such Grant has no value, as determined by the Committee in its sole discretion. Subject to compliance with Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Grant would have become exercisable or vested. Such payment may be subject to vesting based on the Grantee’s Continuous Service Status, provided that the vesting schedule shall not be less favorable to the Grantee than the schedule under which the Grant would have become vested or exercisable. For purposes of this paragraph, the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f) The cancellation of outstanding Grants in exchange for no consideration.

The Board shall have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Grants, as provided above, pursuant to a Change in Control, the Committee will notify the Grantee in writing or electronically that such Grant will be exercisable (to the extent vested and exercisable pursuant to its terms) for a period of time determined by the Committee in its sole discretion, and such Grant will terminate upon the expiration of such period.

13.2 Assumption of Grants by the Company. The Company, from time to time, may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting a Grant under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to a Grant granted under this Plan (a “Substitute Grant”). Such substitution or assumption will be permissible if the holder of the Substitute Grant would have been eligible to be granted a Grant under this Plan if the other company had applied the rules of this Plan to such grant. The Exercise Price and the number and nature of Shares issuable upon exercise or settlement of any such Substitute Grant will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.

14. Administration.

14.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, Applicable Law and any charter adopted by the Board governing the actions of the Committee, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to, subject to the preceding sentence:

(a) construe and interpret this Plan, any Grant Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend, expand, modify and rescind or terminate rules and regulations relating to this Plan or any Grant (including the terms or conditions of any Grant);

(c) approve persons to receive Grants;

(d) determine the form, terms and conditions of Grants;

(e) determine the number of Shares or other consideration subject to Grants;

(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g) determine whether Grants will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Grants under this Plan or awards under any other incentive or compensation plan of the Company or any Affiliate;

(h) grant waivers of any conditions of this Plan or any Grant;

(i) determine the vesting, exercisability and payment of Grants;

(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Grant or any Grant Agreement;

(k) determine whether a Grant has been earned or has vested;

(l) determine the terms and conditions of, and to institute, any Exchange Program;

(m) adopt or revise rules and/or procedures (including the adoption or revision of any subplan under this Plan) relating to the operation and administration of the Plan to facilitate compliance with requirements of local law and procedures outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Grant Agreement made to ensure or facilitate compliance with the laws or regulations of the relevant foreign jurisdiction);

(n) delegate any of the foregoing to one or more Officers pursuant to a specific delegation as permitted by the terms of the Plan and Applicable Law, including Section 157(c) of the Delaware General Corporation Law; and

(o) make all other determinations necessary or advisable in connection with the administration of this Plan.

14.2 Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company or an Affiliate of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Grant except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, Certificate of Incorporation or Bylaws, by contract, as a matter of law or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

14.3 Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Grant shall be made in its sole discretion at the time of grant of the Grant or, unless in contravention of any express term of the Plan or Grant or Applicable Law, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Grant under the Plan. Any dispute regarding the interpretation of the Plan or any Grant Agreement shall be submitted by the Grantee or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Grantee. The Committee may delegate to the Plan Administrator or one or more Officers the authority to review and resolve disputes with respect to Grants held by Grantees who are not Insiders, and such resolution shall be final and binding on the Company and the Grantee.

14.4 Section 16 of the Exchange Act. Grants granted to Grantees who are subject to Section 16 of the Exchange Act must be approved by a committee of the Board that at all times consists solely of two or more Non-Employee Directors. Nothing herein shall create an inference that a Grant is not validly granted under the Plan in the event Grants are not granted under the Plan by a committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

14.5 Plan Administrator. The Committee may appoint a Plan Administrator, who will have the authority to administer the day-to-day operations of the Plan and to make certain ministerial decisions without Committee approval as provided in the Plan or pursuant to resolutions adopted by the Committee. The Plan Administrator may not grant Grants.

14.6 Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Grantee to comply with any of the terms and conditions of the Plan or any Grant Agreement, unless such failure is remedied by such Grantee within ten (10) days after having been notified of such failure by the Plan Administrator, shall be grounds for the cancellation and forfeiture of such Grant, in whole or in part, as the Committee, in its sole discretion, may determine.

14.7 Foreign Grant Recipients. Notwithstanding any provision of the Plan to the contrary, in order to facilitate compliance with the Applicable Laws and practices in other countries in which the Company and its Affiliates operate or have Employees or other persons eligible for Grants, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company or an Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Grant granted to individuals outside the United States or foreign nationals to comply with Applicable Laws or foreign policies, customs and practices; (d) establish sub-plans, modify exercise procedures and adopt other rules and/or procedures relating to the operation and administration of the Plan in jurisdictions other than the United States (including to qualify Grants for special tax treatment under laws of jurisdictions other than the United States); provided, however, that no such sub-plans and/or modifications will increase the share limitations contained in Section 2.1; and (e) take any action, before or after a Grant is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Grants will be granted, that would violate any Applicable Law in the United States or that would contravene the ASX Listing Rules or the Corporations Act 2001 (Cth).

14.8 Non-Exclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

14.9 Severability. If all or any part of this Plan or a Grant Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid will, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

14.10 Corporate Action Constituting Grant of Grants. Corporate action constituting a grant by the Company of a Grant to any Grantee will be deemed completed as of the date of such corporate action, unless otherwise determined by the Plan Administrator, regardless of when the instrument, certificate, or letter evidencing the Grant is communicated to, or actually received or accepted by, the Grantee. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the Grant contain terms (e.g., Exercise Price, Purchase Price, vesting schedule or number of Shares) are inconsistent with those in the Grant Agreement or related grant documents as a result of a clerical error in the preparation of the Grant Agreement or related grant documentation, the corporate records will control, and the Grantee will have no legally binding right to the incorrect term in the Grant Agreement or related grant documentation.

14.11 Expenses and Receipts. The expenses of the Plan will be paid by the Company. Any proceeds received by the Company in connection with any Grant will be used for general corporate purposes.

14.12 Governing Law. This Plan and all Grants granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware unless provided otherwise in a Grant Agreement, without giving effect to that body of laws pertaining to conflict of laws.

14.13 Headings. The headings in this Plan are included solely for convenience of reference and if there is any conflict between such headings and the text of this Plan, the text shall control.

15. Effectiveness, Amendment and Termination of the Plan.

15.1 Adoption and Stockholder Approval. The Plan will come into existence on the date the Plan is approved by the stockholders of the Company (the “Effective Date”). No Grant may be granted prior to the Effective Date.

15.2 Amendment of the Plan. The Committee may amend the Plan or any Grant in any respect the Committee deems necessary or advisable, subject to the limitations of Applicable Law and this Section and Sections 15.4, 15.5, 15.6 and 15.7. If required by Applicable Law, the Company will seek stockholder approval of any amendment of the Plan that (a) materially increases the number of Shares available for issuance under the Plan (excluding any Capitalization Adjustment), (b) materially expands the class of individuals eligible to receive Grants under the Plan, (c) materially increases the benefits accruing to Grantees under the Plan, (d) materially reduces the price at which Shares may be issued or purchased under the Plan, (e) materially extends the term of the Plan, (f) materially expands the types of Grants available for issuance under the Plan, or (g) as otherwise required by Applicable Law.

15.3 Suspension or Termination of the Plan. The Plan shall terminate automatically on                 the tenth (10th) anniversary of the Effective Date. No Grant will be granted pursuant to the Plan after such date, but Grants previously granted may extend beyond that date. The Committee may suspend or terminate the Plan at any earlier date at any time. No Grants may be granted under the Plan while the Plan is suspended or after it is terminated.

15.4 No Impairment. No amendment, suspension or termination of the Plan or any Grant may materially impair a Grantee’s rights under any outstanding Grant, except with the written consent of the affected Grantee or as otherwise expressly permitted in the Plan. Subject to the limitations of Applicable Law, if any, the Committee may amend the terms of any one or more Grants without the affected Grantee’s consent (a) to maintain the qualified status of the Grant as an Incentive Stock Option under Section 422 of the Code; (b) to change the terms of an Incentive Stock Option, if such change results in impairment of the Grant solely because it impairs the qualified status of the Grant as an Incentive Stock Option; (c) to clarify the manner of exemption from, or to bring the Grant into compliance with, Section 409A of the Code; or (d) to facilitate compliance with other Applicable Laws.

15.5 Compliance with ASX Listing Rules. Notwithstanding any other provision in this Plan, while the Company is listed on the ASX, the rights of a person holding Options and the terms of any such Options (and, to the extent required by the ASX Listing Rules, the rights of a recipient of other Grants and the terms of any other Grants) must be amended by the Company to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of capital at the time of the reorganization, and each Option holder and recipient of any other Grant by participating in this Plan is deemed to have consented to any such amendments. To the extent that the terms of the relevant Option or other Grant do not permit the Option or Grant to be treated in accordance with the ASX Listing Rules, the terms of that Option or Grant must be amended so that the Option or Grant can be treated in accordance with the ASX Listing Rules.

15.6 Compliance. No Option or Stock Appreciation Right shall be exercisable, no Restricted Stock Grant, RSU, Performance Grant, Dividend Equivalent Right or any other Grant shall be granted or settled, no Grant shall be amended in any way, no Shares of Common Stock shall be issued, no certificates for Shares shall be delivered and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party and the rules of all stock exchanges on which the Company’s securities may be listed (including, while the Company’s securities are listed on the ASX, the ASX Listing Rules). The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing

Shares issued pursuant to a Grant may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such Shares as the Committee otherwise deems appropriate. No Option or Stock Appreciation Right shall be exercisable, no Restricted Stock Grant, RSU, Performance Grant, Dividend Equivalent Right or any other Grant shall be granted or settled, no Grant shall be amended in any way, no Shares shall be issued, no certificate for Shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent, waiver or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters (including, while the Company’s securities are listed on the ASX, any consent, waiver or approvals required under the ASX Listing Rules).

15.7 Listing Rules. While the Shares are listed for trading on any securities exchange or market (including, without limitation, ASX and the NASDAQ Stock Market LLC), the Company and the Committee must not make any amendments to this Plan or any Grant or issue any Grants or take any other action unless such action complies with the relevant listing rules of such securities exchanges.

16. Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

16.1 “Affiliate” means a Parent, a Subsidiary or any corporation or other Entity that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

16.2 “ASX” means the ASX Limited (ABN 98 008 624 691), or the securities market which it operates, as the context requires.

16.3 “ASX Listing Rules” means the official listing rules of the ASX.

16.4 “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental or regulatory body or self-regulatory organization (including the New York Stock Exchange, the ASX, Nasdaq Stock Market and the Financial Industry Regulatory Authority). For clarity, at all times while the Company’s securities are admitted to the official list of the ASX, this definition includes the ASX Listing Rules.

16.5 “Board” means the Board of Directors of the Company.

16.6 “Cause” will have the meaning ascribed to such term in any written agreement between the Grantee and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Grantee, the occurrence of any of the following events: (a) Grantee’s unauthorized misuse of the Company’s trade secrets or proprietary information; (b) Grantee’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude; (c) Grantee’s committing an act of fraud against the Company; or (d) Grantee’s gross negligence or willful misconduct in the performance of his or her duties that has had or is likely to have a material adverse effect on the Company. For purposes of this definition, the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate of the Company, as appropriate.

16.7 “CDI” means a CHESS Depositary Interest, being a unit of beneficial ownership in 1/5 of a share of Common Stock in the Company or such other ratio as may be adopted by the Company from time to time.

16.8 “Change in Control” means:

(a) the consummation of any consolidation or merger of the Company with any other entity, other than transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;

(b) any Exchange Act Person becomes the “beneficial owner” (as defined in Rule 13d-3of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (b) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Change in Control;

(c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, except where such sale, lease, transfer or other disposition is made to the Company or one or more wholly owned Subsidiaries of the Company; or

(d) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (d), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control.

16.9 For purposes of this definition, Persons will be considered to be acting as a group if they are owners of an Entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

16.10 “Committee” means the Compensation Committee of the Board, or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by Applicable Law and in accordance with the Plan.

16.11 “Common Stock” means the common stock of the Company, and the common stock of any successor entity.

16.12 “Company” means AVITA Therapeutics, Inc., a Delaware corporation, or any successor corporation.

16.13 “Consultant” means any natural person, including an advisor or independent contractor, that is engaged to render services to the Company or an Affiliate.

16.14 “Continuous Service Status” means continued service as an Employee, Director or Consultant. Continuous Service Status shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Affiliates, or their respective successors, or a change in status (for example, from an Employee to a Consultant). The Committee or the Plan Administrator, in that party’s sole discretion, shall determine whether a Grantee’s Continuous Service Status has ceased and the effective date of such termination.

16.15 “Director” means a member of the Board.

16.16 “Disability” means (a) in the case of Incentive Stock Options, total and permanent disability as defined in Section 22(e)(3) of the Code, and (b) in the case of other Grants, unless the applicable Grant Agreement provides otherwise, that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a

Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option, the Committee may rely on any determination that a Grantee is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Grantee participates.

16.17 “Dividend Equivalent Right” means the right of a Grantee, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Grantee in an amount equal to the cash, stock or other property dividends in amounts equal equivalent to cash, stock or other property dividends for each Share represented by a Grant held by such Grantee.

16.18 “Effective Date” means the date the Plan is approved by the stockholders of the Company.

16.19 “Employee” means any person employed by the Company, or any Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Plan Administrator in its sole discretion, subject to any requirements of Applicable Law, including the Code. Service as a Director or payment by the Company or an Affiliate of a director’s fee shall not be sufficient to constitute “employment” of such Director by the Company or any Affiliate.

16.20 “Entity” means a corporation, partnership, limited liability company or other entity.

16.21 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

16.22 “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

16.23 “Exchange Program” means a program permitted under Applicable Law pursuant to which (a) outstanding Grants are surrendered, cancelled or exchanged for cash, the same type of Grant or a different Grant (or combination thereof) or (b) the Exercise Price of an outstanding Grant is increased or reduced.

16.24 “Exercise Price” means, with respect to an Option, the price per Share at which a holder may purchase the Shares issuable upon exercise of an Option, and with respect to a Stock Appreciation Right, the price per share at which the Stock Appreciation Right is granted to the holder thereof.

16.25 “Fair Market Value” means, as of any date, the per Share value of the Common Stock determined as follows:

(a) If such Common Stock is publicly traded and is then listed on a national securities exchange in the United States, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable, unless another method is approved by the Committee and subject to compliance with Applicable Law (including Section 409A of the Code).

(b) If such Common Stock is publicly traded and is only listed on the official list of the ASX in the form of CDIs, the closing price of a CDI as reported on the ASX on such date, adjusted as necessary to reflect the

CDI / per Share of Common Stock ratio, or if CDIs are not traded on the ASX on such date, then on the next preceding day that CDIs are traded on the ASX, as reported on the ASX on such date unless another method is approved by the Committee and subject to compliance with Applicable Law (including Section 409A of the Code).

(c) If such Common Stock is publicly traded but neither listed nor admitted to trading on a national securities exchange in the United States or the ASX, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable.

(d) If none of the foregoing is applicable, by the Board or the Committee in good faith (and in accordance with Section 409A of the Code, as applicable).

16.26 “Grant” means any award granted under the Plan, including any Option, Restricted Stock Grant, Restricted Stock Unit Grant, Stock Appreciation Right, Performance Grant or Other Grant.

16.27 “Grant Agreement” means a written or electronic agreement between the Company and a Grantee documenting the terms and conditions of a Grant. The term “Grant Agreement” will also include any other written agreement between the Company or an Affiliate and a Grantee containing additional terms and conditions of, or amendments to, a Grant.

16.28 “Grantee” means a person to whom a Grant is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Grant.

16.29 “Incentive Stock Option” means an Option granted pursuant to the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

16.30 “Insider” means an officer or Director of the Company or any other person whose transactions in the Common Stock are subject to Section 16 of the Exchange Act.

16.31 “Non-Employee Director” means a Director who is not an Employee of the Company or any Affiliate, and who satisfies the requirements of a “non-employee director” within the meaning of Section 16 of the Exchange Act.

16.32 “Nonstatutory Stock Option” means any Option granted pursuant to the Plan that does not qualify as an Incentive Stock Option.

16.33 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

16.34 “Option” means a contract right to purchase Shares at a fixed Exercise Price per share, subject to certain conditions, if applicable, granted pursuant to the Plan.

16.35 “Other Grant” means a Grant based in whole or in part by reference to Shares that is granted pursuant to the terms and conditions of the Plan.

16.36 “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

16.37 “Performance Grant” means an award that may vest or may be earned or exercised, in whole or in part, contingent upon the attainment during a Performance Period of one or more Performance Goals and which is granted pursuant to the terms and conditions of the Plan.

16.38 “Performance Criteria” means one or more objective or subjective criteria either individually, alternatively or in any combination applied to the Grantee, the Company, any business unit or Subsidiary, that the Committee selects for purposes of establishing the Performance Goals for a Performance Period.

16.39 “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

16.40 “Performance Period” means the period of time selected by the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Grantee’s right to vesting, exercise and/or settlement of a Grant. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

16.41 “Plan” means this Company 2020 Omnibus Incentive Plan, as it may be amended from time to time.

16.42 “Plan Administrator” means one or more Officers or Employees designated by the Committee to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.

16.43 “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or Stock Appreciation Right.

16.44 “Restricted Stock Grant” means an award of Shares that is granted pursuant to the terms and conditions of the Plan.

16.45 “Restricted Stock Unit Grant” or “RSU Grant” means a right to receive Shares that is granted pursuant to the terms and conditions of the Plan.

16.46 “Securities Act” means the U.S. Securities Act of 1933, as amended.

16.47 “Shares” means shares of Common Stock.

16.48 “Stock Appreciation Right” means a right to receive the appreciation value on the Shares subject to the Grant that is granted pursuant to the terms and conditions of the Plan.

16.49 “Subsidiary” means any corporation (other than the Company) in an unbroken chain of Entities beginning with the Company if each of the corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.

16.50 “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber shares of the Company’s capital stock, as in effect from time to time.

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 Your vote matters – here’s how to vote! ADD 3 You may vote online or by phone instead of mailing this card. ADD 4 MMMMMMMMM ADD 5 Online ADD 6 Go to www.investorvote.com/RCEL or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Using a black ink pen, mark your votes with an X as shown in this example. Sign up for electronic delivery at Please do not write outside the designated areas. www.investorvote.com/RCEL 2020 Annual Meeting Proxy Card 1234 5678 9012 345 qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 – 9 and One year for Proposal 10. 1. Election of Directors: To elect five Directors to serve one-year term or until their respective successors have been duly elected and qualified. For Abstain For Abstain For Abstain + 01—Lou Panaccio, Chairman of the 02—Dr. Michael Perry, Director and 03—Jeremy Curnock Cook, Director Board of Directors Chief Executive Officer 05—Professor Suzanne Crowe, 04—Louis Drapeau, Director Director For Against Abstain For Against Abstain 2. To ratify the appointment of Grant Thornton, LLP as the 3. To approve (a) the adoption of the AVITA Therapeutics, Inc. Company’s independent public accountant for the fiscal year 2020 Omnibus Incentive Plan (the “Plan”) and (b) the issue of ending June 30, 2021. equity securities in the Company under and subject to the terms of the Plan for three years commencing on the date that the Plan is approved by the Company’s stockholders. 4. To approve that the maximum aggregate annual cash fee pool 5. To approve, subject to Proposal No. 3 passing, the issue of from which non-executive directors of the Company may be shares of common stock or CHESS Depositary Interests to Mr. paid for their service as a member of the board of directors of Lou Panaccio or his nominee over the next three years up to a the Company be increased from A$450,000 per annum to value of $8,333 in each year under Company’s 2020 Omnibus US$600,000 per annum. Incentive Plan. 6. To approve, subject to Proposal No. 3 passing, the issue of 7. To approve, subject to Proposal No. 3 passing, the issue of shares of common stock or CHESS Depositary Interests to Prof shares of common stock or CHESS Depositary Interests to Mr. Suzanne Crowe or her nominee over the next three years up to Louis Drapeau or his nominee over the next three years up to a a value of $8,333 in each year under Company’s 2020 Omnibus value of $8,333 in each year under Company’s 2020 Omnibus Incentive Plan. Incentive Plan. 8. To approve, subject to Proposal No. 3 passing, the issue of 9. Advisory vote to approve the compensation of our named shares of common stock or CHESS Depositary Interests to Mr. executive officers. Jeremy Curnock Cook or his nominee over the next three years up to a value of $8,333 each year under Company’s 2020 Omnibus Incentive Plan. 1 Year 2 Years 3 Years Abstain 10. Advisory vote to approve the frequency of future advisory votes to approve of executive compensation (every one, two or three years). C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMM 1UPX 476993 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 03BL4F

The 2020 Annual Meeting of Shareholders of Avita Therapeutics, Inc. will be held on 29, October, 2020 at 1:00pm, Pacific Time, virtually via the internet at http://www.meetingcenter.io/266106465. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — RCEL2020. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/RCEL Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/RCEL qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Avita Therapeutics, Inc. + Notice of 2020 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — October 29, 2020 Lou Panaccio, Chairman of the Board, and Donna Shiroma, General Counsel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Avita Therapeutics, Inc. to be held on October 29, 2020 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 – 8. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) B Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. +